Claymore Securities Defined Portfolios, Series 682


                       S&P Foundation Strategy, Series 7

                     Zacks SMID Select Portfolio, Series 19



                                 CLAYMORE LOGO

                                   ZACKS LOGO



                      PROSPECTUS PART A DATED MAY 3, 2010


                  Diversified portfolios containing securities
                     selected by Claymore Securities, Inc.

           The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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INVESTMENT SUMMARY

                                    Overview

     Claymore Securities Defined Portfolios, Series 682 is a unit investment trust that consists of the S&P Foundation Strategy, Series 7 (the "S&P Foundation Trust") and the Zacks SMID Select Portfolio, Series 19 (the "Zacks SMID Select Trust") (collectively referred to as the "trusts" and individually referred to as a "trust"). Claymore Securities, Inc. ("Claymore" or the "sponsor") serves as the sponsor of the trusts.

     The trusts are scheduled to terminate in approximately 15 months.



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S&P FOUNDATION STRATEGY, SERIES 7

     Use this Investment Summary to help you decide whether an investment in this trust is right for you. More detailed information can be found later in this prospectus.

                              Investment Objective

     The S&P Foundation Trust seeks to provide total return primarily through capital appreciation by investing in a portfolio of common stocks and American Depositary Receipts ("ADRs").

                         Principal Investment Strategy

     The trust's investment strategy uses a quantitative selection process to determine the constituents of a final portfolio.

     The sponsor has selected Standard & Poor's Investment Advisory Services LLC ("SPIAS"), a subsidiary of The McGraw-Hill Companies, Inc., to serve as the trust's portfolio consultant. The portfolio consultant is responsible for assisting the sponsor with the selection of the trust's portfolio. SPIAS has developed four unique strategies, as described below, that include a wide array of screens to assist in the selection of the trust portfolio.

     See "Investment Policies" in Part B of the prospectus for additional information.

                               Security Selection

     The S&P Foundation Strategy is based upon the following strategies and is approximately weighted, as of six business days before the initial date of deposit (the "Inception Date") as follows:

     S&P Large-Cap Cornerstone Strategy: 50%

     S&P Mid-Cap Cornerstone Strategy: 15%

     S&P Small-Cap Cornerstone Strategy: 15%

     S&P International Cornerstone Strategy: 20%

     The final portfolio contains 210 common stocks, based upon the individual portfolio strategies described below. If a security in the final portfolio is deemed to be a passive foreign investment company ("PFIC"), the security is removed and replaced with the next security in the list from the strategy from which it was derived.

                       S&P Large-Cap Cornerstone Strategy
                               Selection Criteria

     S&P Large-Cap Cornerstone Strategy is based on the following screens and is approximately equally-weighted as of the Inception Date. The screening process will be run approximately six business days before the Inception Date. This strategy yields 60 stocks based upon the three individual portfolio strategies described below.

                                   Strategy 1

     1. The starting universe includes all of the companies included in the S&P 500 that fall above the 52nd percentile of market capitalization.

     2. A Quality Screen is applied to eliminate stocks with a Standard & Poor's Quality Ranking ("S&P Quality Ranking") below B-.

     The S&P Quality Ranking is an assessment of the past performance of a stock's earnings and dividends over the most recent ten fiscal years. Growth and stability of earnings and dividends are key elements in establishing S&P Quality Rankings for common stocks.

     3. Select the 100 stocks with the highest equal-weighted combined rank based on free cash flow-to-price and sales-to-price ratios.

     Free cash flow-to-price is calculated by dividing free cash flow by market capitalization. Sales-to-price is calculated by dividing sales by market capitalization. Free cash flow ("FCF") is calculated by subtracting four-quarter trailing operating cash flows by four-quarter trailing capital expenditures. Sales are calculated as four-quarter trailing sales.

     4. For the final portfolio, select the 20 stocks with the highest price momentum.

     Price momentum is calculated as follows: calculate the 12-month percentage price change by skipping the most recent month. Subtract from it the most recent 1-month percentage price change.

                                   Strategy 2

     1. The starting universe includes all of the companies included in the S&P 500 that fall above the 52nd percentile of market capitalization.

     2. A Quality Screen is applied to eliminate stocks with S&P Quality Rankings below B-.

     3. Select the 100 stocks with the highest return on invested capital. Return on invested capital is defined as four-quarter trailing operating income divided by invested capital. Invested capital is calculated as long-term debt plus preferred stock plus minority interests plus common equity.

     4. For the final portfolio, select the 20 stocks with the lowest price-to-book ratio. Price-to-book ratio is calculated as market capitalization divided by common equity.

                                   Strategy 3

     1. The starting universe includes all of the companies included in the S&P 500 that fall above the 52nd percentile of market capitalization.

     2. Select the five Global Industry Classification Standard ("GICS") sectors with the lowest downward momentum.

     Downward momentum is defined as the average of monthly returns in down markets. Down markets are months when the S&P 500 Index had a negative return. Downward momentum is calculated from December 1970 through the latest month a return for the S&P 500 Index is available.

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     3.   A Quality Screen is applied to eliminate stocks with S&P Quality
          Rankings below B-.

     4. Select the 20 stocks with the highest sector de-medianed free cash flow yield. If the stock is classified in the utilities or telecommunication Services sector, EBITDA-to-EV (four-quarter trailing operating income after depreciation divided by enterprise value) will be used in place of the FCF yield. Enterprise value is defined as market capitalization plus total debt minus cash.

     FCF yield is calculated by dividing FCF by market capitalization. The de-medianed FCF yield is calculated by subtracting from each stock's FCF yield the sector FCF yield median value. For telecommunication services and utilities sector stocks, the de-medianed EBITDA -to-EV ratio is calculated by subtracting from each stock's EBITDA -to-EV ratio the sector EBITDA -to-EV ratio median value.

     In constructing of the final portfolio, if the number of stocks in any one single industry is greater than 20% of the total, the portfolio will be adjusted by reducing the number of the stocks in the overweighted industry(s) to bring the weighting of such industry to 20%. The adjustment will consist of excluding from the overweighted industry(s) the stocks with the highest price-to-book ratio and by replacing them with the stocks with the lowest price-to-book ratio based on rerunning the screens for Strategy 1 and Strategy 2 using the 440 stocks that were not originally selected.

                        S&P Mid-Cap Cornerstone Strategy
                               Selection Criteria

     S&P Mid-Cap Cornerstone Strategy is based on the following screens and is approximately equally-weighted as of the Inception Date. The screening process will be run approximately six business days before the Inception Date. This strategy yields 60 stocks based upon the three individual portfolio strategies described below.

                                   Strategy 1

     1. The starting universe includes all of the companies included in the S&P 400* that fall above the 17.5th percentile of market capitalization.

     2.   Eliminate all stocks belonging to the financial sector.

     3. Select the 50 stocks with the highest sector de-medianed Cash Flow Return on Investment ("CFROI").

     CFROI is four-quarter trailing operating cash flow divided by net operating assets. Net operating assets is calculated as common equity plus total debt minus cash. The de-medianed CFROI ratio is calculated by subtracting from each stock's CFROI ratio the sector CFROI median value.

     4. Select the 30 stocks with the highest sector de-medianed EBITDA-to-EV ratio. EBITDA-to-EV ratio is four-quarter trailing operating income before depreciation divided by enterprise value. Enterprise value is defined as market capitalization plus total debt minus cash. The de-medianed EBITDA-to-EV ratio is calculated by subtracting from each stock's EBITDA-to-EV ratio the sector EBITDA-to-EV median value.

     5. For the final portfolio, select the 20 stocks with the highest sector de-medianed price momentum. Price momentum is calculated as follows:

          calculate the 12-month percentage price change by skipping the most recent month. Subtract from it the most recent one-month percentage price change. The de-medianed price momentum is calculated by subtracting from each stock's price momentum the sector price momentum median value.

     *    S&P Mid-Cap 400 Index

     Standard and Poor's Mid-Cap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

                                   Strategy 2

     1. The starting universe includes all of the companies included in the S&P 400 that fall above the 17.5th percentile of market capitalization.

     2. Select the 100 stocks with the highest sector de-medianed FCF yield. If the stock is classified in the financials sector, earnings yield will be used in place of the FCF yield. Earnings yield is four-quarter trailing income before extraordinary items divided by market capitalization.

     For financials sector stocks, the de-medianed earnings yield is calculated by subtracting from each stock's earnings yield the sector earnings yield median value.

     3. Select the 30 stocks with the highest sector de-medianed projected long-term growth of earnings per share ("EPS").

     The projected long-term growth of EPS is the Institutional Brokers' Estimate System consensus estimate of long-term growth of earnings. The de-medianed projected long-term growth of EPS ("LTG") is calculated by subtracting from each stock's LTG the GICS industry LTG median value.

     4. For the final portfolio, select the 20 stocks with the lowest sector de-medianed net operating assets-to-total assets ratio ("NOA"). Net operating assets are calculated as common equity plus total debt minus cash. The de-medianed NOA is calculated by subtracting from each stock's NOA the sector NOA median value.

                                   Strategy 3

     1. The starting universe includes all of the companies included in the S&P 400 that fall above the 17.5th percentile of market capitalization.

     2.   Select the five GICS sectors with the lowest downward momentum.

     3.   Exclude stocks with S&P Quality Rankings below B-.

     4. Select the 20 stocks with the highest sector de-medianed free cash flow yield. If the stock is classified in the utilities or telecommunication services sector, EBITDA-to-EV (four-quarter trailing operating income after depreciation divided by enterprise value) will be used in place of the FCF yield. Enterprise value is defined as market capitalization plus total debt minus cash. For telecommunication services and utilities sector stocks, the de-medianed EBITDA-to-EV ratio is calculated by subtracting from each stock's EBITDA-to-EV ratio the sector EBITDA-to-EV ratio median value.

     In constructing the final portfolio, if the number of stocks in any one single industry is greater than 20% of the total number of stocks, the portfolio will be adjusted by reducing the number of the stocks in the overweighted industry(s) to bring the weighting of such industry to 20%. The adjustment will consist of excluding from the overweighted industry(s) the stocks with the highest price-to-book ratio and by replacing them with the stocks with the lowest price-to-book based on rerunning the screens for Strategy 1 and Strategy 2 using the 340 stocks that were not originally selected. Price-to-book ratio is calculated as market capitalization divided by common equity.

                       S&P Small-Cap Cornerstone Strategy
                               Selection Criteria

     The S&P Small-Cap Cornerstone Strategy is based on the following screens and is approximately equally-weighted as of the Inception Date. The screening process will be run approximately six business days before the Inception Date. This strategy yields 60 stocks based upon the three individual portfolio strategies described below.

                                   Strategy 1

     1. The starting universe includes all of the companies included in the S&P 600* that fall above the 8.5th percentile of market capitalization.

     2. A Quality Screen is applied to eliminate stocks with a S&P Quality Ranking below B-.

     3. For the final portfolio, select the 20 stocks with the greatest percentage decrease in their shares outstanding over the last four quarters. If the number of stocks with a percentage decrease in shares outstanding is less than 20, select stocks that had the greatest percentage decrease in shares outstanding followed by stocks that had the smallest percentage increase in shares outstanding for a total of 16 stocks. If there were no stocks with a percentage decrease in shares outstanding, then select the 20 stocks with the smallest percentage increase in shares outstanding.

     *    S&P 600 Small-Cap Index

     The Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The index was developed with a base value of 100 as of December 31, 1993.

                                   Strategy 2

     1. The starting universe includes all of the companies included in the S&P 600 that fall above the 8.5th percentile of market capitalization.

     2.   Eliminate all stocks belonging to the financial sector.

     3.   Select the 100 stocks with the highest sector de-medianed CFROI.

     4. Select the 30 stocks with the highest sector de-medianed EBITDA-to-EV ratio. EBITDA-to-EV ratio is four-quarter trailing operating income before depreciation divided by enterprise value. Enterprise value is defined as market capitalization plus total debt minus cash. The de-medianed EBITDA-to-EV ratio is calculated by subtracting from each stock's EBITDA-to-EV ratio the sector EBITDA-to-EV median value.

     5. For the final portfolio, select the 20 stocks with the highest sector de-medianed price momentum.

     The de-medianed price momentum is calculated by subtracting from each stock's price momentum the sector price momentum median value.

                                   Strategy 3

     1. The starting universe includes all of the companies included in the S&P 600 that fall above the 8.5th percentile of market capitalization.

     2.   Select the five GICS sectors with the lowest downward momentum.

     3. For the final portfolio, select the 20 stocks with the highest sector de-medianed FCF yield. If the stock is classified in the utilities or telecommunication services sector, EBITDA-to-EV (four-quarter trailing operating income before depreciation divided by enterprise value) will be used in place of the FCF yield. Enterprise value is defined as market capitalization plus total debt minus cash.

     For telecommunication services and utilities sector stocks, the de-medianed EBITDA-to-EV ratio is calculated by subtracting from each stock's EBITDA-to-EV ratio the sector EBITDA-to-EV ratio median value.

     In constructing the final portfolio, if the number of stocks in any one single industry is greater than 20% of the total number of stocks, the portfolio will be adjusted by reducing the number of the stocks in the overweighted industry(s) to bring the weighting of such industry to 20%. The adjustment will consist of excluding from the overweighted industry(s) the stocks with the highest price-to-book ratio and by replacing them with the stocks with the lowest price-to-book ratio based on re-running the screens for Strategy 1 and Strategy 2 using the 540 stocks that were not originally selected. Price-to-book ratio is calculated as market capitalization divided by common equity.

                        S&P's International Cornerstone
                               Selection Criteria

     The S&P International Cornerstone Strategy is based on the following screens and is approximately equally-weighted as of the Inception Date. The screening process will be run approximately six business days before the Inception Date. This strategy yields 30 stocks, based upon the two individual portfolio strategies described below.

                                   Strategy 1

     1. The starting universe includes all of the companies included in the S&P's Compustat database classified as ADRs that fall above the 31.2nd percentile of market capitalization.

     2    Exclude ADRs with S&P STARS rankings below 3.

     3    Select only ADRs that are covered by at least 3 analysts.

     4. Select the 15 ADRs with the greatest sector de-medianed forward earnings yield.

     Under S&P's proprietary STARS (Stock Appreciation Ranking System), S&P equity analysts rank stocks and ADRs according to their individual forecast of a stock's or ADR's future total return potential versus the expected total return of a relevant benchmark (S&P 500 for the United States), based on a 12-month time horizon. The STARS Ranking is based on a 5-point scale with "1" being the lowest and "5" being the highest ranking.

                                   Strategy 2

     1. The starting universe includes all of the companies included in the S&P's

          Compustat database classified as ADRs that fall above the 31.2nd percentile of market capitalization.

     2    Exclude ADRs with S&P Fair Value rankings below 3.

     3    Exclude 15 stocks selected from Strategy 1.

     4 Select the 50 ADRs with the greatest sector-de-medianed annual dividend yield.

     5    Select the 15 ADRs with the greatest price momentum.

     The S&P Fair Value rank calculates a stock's or ADR's weekly Fair Value - the price at which a stock or ADR should theoretically trade at current market levels based on fundamental data such as corporate earnings and growth potential, price-to-book value, return on equity, and current yield relative to the S&P 500. Stocks and ADRs are then assigned a ranking from 5, indicating that the current price is significantly undervalued relative to the S&P Fair Value Universe, to 1, indicating that the current price is substantially overvalued relative to the S&P Fair Value Universe.

                          Standard & Poor's Investment
                              Advisory Services LLC

     In 1995, Standard & Poor's Investment Advisory Services LLC was established as a wholly owned subsidiary of The McGraw-Hill Companies, Inc. for the express purpose of providing investment advice to the financial community. SPIAS' clients have included brokerage firms, mutual funds, insurance companies, retirement plans, financial planners and other financial services professionals. In addition to receiving a portfolio consulting fee, the trust pays SPIAS a licensing fee for the use of intellectual property owned by The McGraw-Hill Companies, Inc.

                                 Future Trusts

     The sponsor intends to create future trusts that follow the same investment strategy. One such trust is expected to be available approximately three months after the Inception Date and upon the trust's termination. If these future trusts are available, you may be able to reinvest into one of the trusts at a reduced sales charge. Each trust is designed to be part of a longer term strategy.

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              Essential Information
            (as of the Inception Date)

Inception Date                        May 3, 2010

Unit Price                                 $10.00

Termination Date                   August 1, 2011

Distribution Date          25th day of each month
                (commencing May 25, 2010, if any)

Record Date                15th day of each month
                (commencing May 15, 2010, if any)

CUSIP Numbers

Cash Distributions
Standard Accounts                       183847342
Fee Account Cash                        183847367

Reinvested Distributions
Standard Accounts                       183847359
Fee Account Reinvest                    183847375

Ticker                                     CROCGX

             Portfolio Diversification

                                      Approximate
Sector                       Portfolio Percentage
------------------           --------------------
Consumer Discretionary                      10.62%
Consumer Staples                            11.57
Energy                                      11.31
Financials                                  14.50
Health Care                                 18.81
Industrials                                 10.03
Information Technology                       4.94
Materials                                    4.39
Telecommunication Services                   6.46
Utilities                                    7.37
                                           ------
Total                                      100.00%
                                           ======

Market                                Approximate
Capitalization               Portfolio Percentage
------------------           --------------------
Small-Capitalization                        14.74%
Mid-Capitalization                          22.60
Large-Capitalization                        62.66
                                           ------
Total                                      100.00%
                                           ======

                                      Approximate
Country                      Portfolio Percentage
------------------           --------------------
Argentina                                    1.36%
Australia                                    0.67
Bermuda                                      0.84
Brazil                                       2.69
Chile                                        0.67
China                                        0.66
France                                       1.33
Great Britain                                4.78
Hungary                                      0.67
Israel                                       1.33
Japan                                        0.67
Mexico                                       1.34
Netherlands                                  0.68
Peru                                         0.64
Russia                                       0.66
South Africa                                 0.68
Spain                                        0.67
Switzerland                                  0.69
United States                               78.97
                                           ------
Total                                      100.00%
                                           ======

Minimum Investment

All accounts                        $250
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                                Principal Risks

     As with all investments, you may lose some or all of your investment in the trust. No assurance can be given that the trust's investment objective will be achieved. The trust also might not perform as well as you expect. This can happen for reasons such as these:

     o Securities prices can be volatile. The value of your investment may fall over time. Market value fluctuates in response to various factors. These can include stock market movements, purchases or sales of securities by the trust, government policies, litigation, and changes in interest rates, inflation, the financial condition of the securities' issuer or even perceptions of the issuer. Units of the trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o Due to the current state of the economy, the value of the securities held by the trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Starting in December 2007 and throughout most of 2009, economic activity declined across all sectors of the economy, and the United States experienced increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Although the latest economic data suggests slightly increased activity in the U.S. economy, unemployment remains high. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

     o The sponsor applied the strategy which makes up the trust portfolio at a particular time. If additional units of the trust are created after the Inception Date, the sponsor will typically only deposit the securities currently included in the portfolio. This is true even if a later application of the strategy would have resulted in the selection of different securities. Because the trust is unmanaged, the trustee will not buy or sell securities in the event the trust's portfolio and its investment strategy are not achieving the desired results.

     o The trust invests in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of larger capitalization companies. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources and may be more vulnerable to adverse general market or economic developments.

     o The trust invests in ADRs and U.S.-listed foreign securities. The trust's investment in ADRs and U.S.-listed foreign securities presents additional risk. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. More specifically, foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls with respect to certain industries or differing legal and/or accounting standards.

     o The trust includes securities issued by companies headquartered or incorporated in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrial cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. Companies headquartered in emerging market countries may be exposed to greater volatility and market risk.

     o Share prices or dividend rates on the securities in the trust may decline during the life of the trust. There is no guarantee that the issuers of the securities will declare dividends in the future and, if declared, whether they will remain at current levels or increase over time.

     o Inflation may lead to a decrease in the value of assets or income from investments.

     o The sponsor does not actively manage the portfolio. The trust will generally hold, and may continue to buy, the same securities even though a security's outlook, market value or yield may have changed.

     See "Investment Risks" in Part A of the prospectus and "Risk Factors" in Part B of the prospectus for additional information.

                               Who Should Invest

     You should consider this investment if:

     o The trust represents only a portion of your overall investment portfolio;

     o The trust is part of a longer-term investment strategy that includes investment in subsequent portfolios, if available; and

     o The trust is combined with other investment vehicles to provide diversification of method to your overall portfolio.

     You should not consider this investment if:

     o    You are uncomfortable with the trust's investment strategy;

     o You are uncomfortable with the risks of an unmanaged investment in securities; or

     o    You want high current income or capital preservation.

                               Fees and Expenses

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.


                                 Percentage
                                  of Public  Amount Per
                                  Offering     $1,000
Investor Fees                     Price (5)   Invested
----------------------------    -----------  ---------
Initial sales fee
  paid on purchase (1)              1.00%     $ 10.00
Deferred sales fee (2)              1.45        14.50
Creation and
  development fee (3)               0.50         5.00
                                 -------      -------
Maximum sales fees
  (including creation
  and development fee)              2.95%     $ 29.50
                                 =======      =======

Estimated organization costs (4)
  (amount per 100 units paid
  by the trust at the end of the
  initial offering period or
  after six months, at the
  discretion of the sponsor)       $8.00
                                 =======

                               Approximate
Annual Fund                   % of Public
Operating                       Offering    Amount Per
Expenses                        Price (5)    100 Units
----------------------------    -----------  ---------
Trustee's fee                     0.1050%     $ 1.050
Sponsor's supervisory fee         0.0300        0.300
Evaluator's fee                   0.0350        0.350
Bookkeeping and
  administrative fee              0.0350        0.350
Estimated other trust
  operating expenses (6)          0.1587        1.587
                                --------      -------
  Total                           0.3637%     $ 3.637
                                ========      =======


(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred fees begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.145 per unit and is deducted in monthly installments of $0.0483 per unit on the last business day of September 2010 and October 2010 and $0.0484 on the last business day of November 2010. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be approximately three months from the Inception Date. The percentages provided are based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10.00 per unit, the C&D Fee will exceed 0.50% of the Public Offering Price. However, in no event will the maximum sales fee exceed 2.95% of a unitholder's initial investment.

(4) Organization costs include the portfolio consulting fee paid to SPIAS for its assistance with the trust's portfolio.

(5) Based on 100 units with a $10.00 per unit Public Offering Price as of the Inception Date.

(6) The estimated trust operating expenses are based upon an estimated trust size of approximately $10 million. Because certain of the operating expenses are fixed amounts, if the trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operating expenses may exceed the amounts reflected. In some cases, the actual amount of the operating expenses may greatly exceed the amounts reflected. Other operating expenses include a portion of the licensing fee paid by the trust to SPIAS for the use of intellectual property owned by The McGraw-Hill Companies, Inc., but do not include brokerage costs and other transactional fees.

                                    Example

     This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new trust every year, the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

1 year   $     414
3 years      1,052
5 years      1,712
10 years     3,462

     These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees or transaction fees that broker-dealers may charge for processing redemption requests.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.


                                 Trust Portfolio

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY (10.62%)
         S&P International Cornerstone Strategy (0.67%)
  TV      Grupo Televisa SA *                               0.67%      48    $ 20.7800    $   997.44
         S&P Large-Cap Cornerstone Strategy (4.96%)
  CBS     CBS Corporation                                   0.83       76      16.2100      1,231.96
  JCI     Johnson Controls, Inc.                            0.82       36      33.5900      1,209.24
  KSS     Kohl's Corporation                                0.82       22      54.9900      1,209.78
  SHLD    Sears Holdings Corporation                        0.82       10     120.9500      1,209.50
  TWC     Time Warner Cable, Inc.                           0.84       22      56.2500      1,237.50
  TWX     Time Warner, Inc.                                 0.83       37      33.0800      1,223.96
         S&P Mid-Cap Cornerstone Strategy (2.74%)
  ARO     Aeropostale, Inc.                                 0.25       13      29.0400        377.52
  CECO    Career Education Corporation                      0.24       12      29.2700        351.24
  COCO    Corinthian Colleges, Inc.                         0.25       24      15.6200        374.88
  DLTR    Dollar Tree, Inc.                                 0.25        6      60.7200        364.32
  FOSL    Fossil, Inc.                                      0.24        9      38.9000        350.10
  ESI     ITT Educational Services, Inc.                    0.27        4     101.1300        404.52
  JCG     J. Crew Group, Inc.                               0.25        8      46.4700        371.76
  NVR     NVR, Inc.                                         0.48        1     718.0500        718.05
  WRC     Warnaco Group, Inc.                               0.26        8      47.8400        382.72
  WSM     Williams-Sonoma, Inc.                             0.25       13      28.8000        374.40
         S&P Small-Cap Cornerstone Strategy (2.25%)
  ACAT    Arctic Cat, Inc.                                  0.25       25      14.7500        368.75
  CATO    Cato Corporation                                  0.24       15      23.7500        356.25
  PLCE    Childrens Place Retail Stores, Inc.               0.25        8      45.8200        366.56
  DECK    Deckers Outdoor Corporation                       0.28        3     140.5800        421.74
  JAKK    JAKKS Pacific, Inc.                               0.25       24      15.2900        366.96
  PFCB    P.F. Chang's China Bistro, Inc.                   0.24        8      43.6400        349.12
  PPD     Pre-Paid Legal Services, Inc.                     0.24        8      44.4700        355.76
  RCRC    RC2 Corporation                                   0.25       20      18.3700        367.40
  UTI     Universal Technical Institute, Inc.               0.25       16      23.9600        383.36
         CONSUMER STAPLES (11.57%)
         S&P International Cornerstone Strategy (2.72%)
  BTI     British American Tobacco PLC *                    0.69       16      63.4500      1,015.20
  ABV     Companhia de Bebidas das Americas *               0.66       10      97.8000        978.00
  DEO     Diageo PLC *                                      0.69       15      68.1400      1,022.10
  TATYY   Tate & Lyle PLC *                                 0.68       36      27.9900      1,007.64
         S&P Large-Cap Cornerstone Strategy (6.64%)
  CCE     Coca-Cola Enterprises, Inc.                       0.82       44      27.7300      1,220.12
  CVS     CVS Caremark Corporation                          0.82       33      36.9300      1,218.69
  DF      Dean Foods Company                                0.84       79      15.7000      1,240.30
  EL      Estee Lauder Companies, Inc.                      0.85       19      65.9200      1,252.48
  SWY     Safeway, Inc.                                     0.83       52      23.6000      1,227.20
  SVU     SUPERVALU, Inc.                                   0.82       82      14.9000      1,221.80


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         CONSUMER STAPLES (continued)
         S&P Large-Cap Cornerstone Strategy (continued)
  TSN     Tyson Foods, Inc.                                 0.83%       63    $ 19.5900   $  1,234.17
  WAG     Walgreen Company                                  0.83        35      35.1500      1,230.25
         S&P Mid-Cap Cornerstone Strategy (0.99%)
  CPO     Corn Products International, Inc.                 0.24        10      36.0000        360.00
  ENR     Energizer Holdings, Inc.                          0.25         6      61.1000        366.60
  LANC    Lancaster Colony Corporation                      0.26         7      54.9700        384.79
  UVV     Universal Corporation                             0.24         7      51.7800        362.46
         S&P Small-Cap Cornerstone Strategy (1.22%)
  AOI     Alliance One International, Inc.                  0.24        70       5.0900        356.30
  ANDE    Andersons, Inc.                                   0.24        10      36.1400        361.40
  CENTA   Central Garden and Pet Company                    0.24        34      10.3300        351.22
  NAFC    Nash Finch Company                                0.24        10      35.0200        350.20
  SAFM    Sanderson Farms, Inc.                             0.26         7      56.6700        396.69
         ENERGY (11.31%)
         S&P International Cornerstone Strategy (2.01%)
  LUKOY   Lukoil *                                          0.66        17      57.4000        975.80
  TOT     Total SA *                                        0.66        18      54.3800        978.84
  YPF     YPF SA *                                          0.69        23      44.6300      1,026.49
         S&P Large-Cap Cornerstone Strategy (6.76%)
  APA     Apache Corporation                                0.89        13     101.7600      1,322.88
  CVX     Chevron Corporation                               0.82        15      81.4400      1,221.60
  DVN     Devon Energy Corporation                          0.82        18      67.3300      1,211.94
  HES     Hess Corporation                                  0.86        20      63.5500      1,271.00
  MUR     Murphy Oil Corporation                            0.85        21      60.1500      1,263.15
  NBR     Nabors Industries Ltd. **                         0.84        58      21.5700      1,251.06
  NOV     National-Oilwell Varco, Inc.                      0.83        28      44.0300      1,232.84
  TSO     Tesoro Corporation                                0.85        96      13.1500      1,262.40
         S&P Mid-Cap Cornerstone Strategy (1.30%)
  ACI     Arch Coal, Inc.                                   0.26        14      27.0000        378.00
  EXH     Exterran Holdings, Inc.                           0.26        13      29.1500        378.95
  OII     Oceaneering International, Inc.                   0.27         6      65.5000        393.00
  SUG     Southern Union Company                            0.25        14      26.1300        365.82
  UNT     Unit Corporation                                  0.26         8      47.7700        382.16
         S&P Small-Cap Cornerstone Strategy (1.24%)
  BAS     Basic Energy Services, Inc.                       0.25        36      10.2100        367.56
  OIS     Oil States International, Inc.                    0.26         8      48.3100        386.48
  PQ      PetroQuest Energy, Inc.                           0.25        63       5.9100        372.33
  SGY     Stone Energy Corporation                          0.25        23      16.3000        374.90
  TTI     TETRA Technologies, Inc.                          0.23        28      12.2900        344.12


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         FINANCIALS (14.50%)
         S&P International Cornerstone Strategy (2.69%)
  BBD     Banco Bradesco SA *                               0.67%       53    $ 18.6200    $   986.86
  STD     Banco Santander SA *                              0.67        80      12.3400        987.20
  HBC     HSBC Holdings PLC *                               0.69        20      50.8900      1,017.80
  RBS     Royal Bank of Scotland Group PLC *                0.66        60      16.3500        981.00
         S&P Large-Cap Cornerstone Strategy (9.11%)
  AFL     Aflac, Inc.                                       0.83        24      50.9600      1,223.04
  AXP     American Express Company                          0.81        26      46.1200      1,199.12
  AON     AON Corporation                                   0.83        29      42.4600      1,231.34
  BAC     Bank of America Corporation                       0.83        69      17.8300      1,230.27
  COF     Capital One Financial Corporation                 0.82        28      43.4100      1,215.48
  FITB    Fifth Third Bancorp                               0.83        82      14.9100      1,222.62
  JPM     JPMorgan Chase & Company                          0.83        29      42.5800      1,234.82
  PGR     Progressive Corporation                           0.83        61      20.0900      1,225.49
  PRU     Prudential Financial, Inc.                        0.82        19      63.5600      1,207.64
  STT     State Street Corporation                          0.82        28      43.5000      1,218.00
  TRV     Travelers Companies, Inc.                         0.86        25      50.7400      1,268.50
         S&P Mid-Cap Cornerstone Strategy (0.98%)
  BOH     Bank of Hawaii Corporation                        0.25         7      52.8800        370.16
  FNF     Fidelity National Financial, Inc.                 0.25        24      15.1800        364.32
  THG     Hanover Insurance Group, Inc.                     0.24         8      45.0500        360.40
  PL      Protective Life Corporation                       0.24        15      24.0700        361.05
         S&P Small-Cap Cornerstone Strategy (1.72%)
  ACAP    American Physicians Capital, Inc.                 0.25        11      33.4400        367.84
  EHTH    eHealth, Inc.                                     0.25        27      13.7100        370.17
  EIG     Employers Holdings, Inc.                          0.24        22      16.4800        362.56
  IPCC    Infinity Property & Casualty Corporation          0.25         8      46.1300        369.04
  SAFT    Safety Insurance Group, Inc.                      0.25        10      37.2900        372.90
  SWS     SWS Group, Inc.                                   0.25        34      11.0700        376.38
  TRST    TrustCo Bank Corp NY                              0.23        53       6.6500        352.45
         HEALTH CARE (18.81%)
         S&P International Cornerstone Strategy (2.70%)
  ESALY   Eisai Company Limited *                           0.67        29      34.2000        991.80
  NVS     Novartis AG *                                     0.69        20      50.8500      1,017.00
  SNY     Sanofi-Aventis SA *                               0.67        29      34.1100        989.19
  TEVA    Teva Pharmaceutical Industries Limited *          0.67        17      58.7300        998.41
         S&P Large-Cap Cornerstone Strategy (8.26%)
  AET     Aetna, Inc.                                       0.82        41      29.5500      1,211.55
  CAH     Cardinal Health, Inc.                             0.82        35      34.6900      1,214.15
  CEPH    Cephalon, Inc.                                    0.82        19      64.2000      1,219.80
  CVH     Coventry Health Care, Inc.                        0.82        51      23.7400      1,210.74
  FRX     Forest Laboratories, Inc.                         0.83        45      27.2600      1,226.70


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         HEALTH CARE (continued)
         S&P Large-Cap Cornerstone Strategy (continued)
  HUM     Humana, Inc.                                      0.83%       27    $ 45.7200   $  1,234.44
  KG      King Pharmaceuticals, Inc.                        0.83       125       9.8000      1,225.00
  MCK     McKesson Corporation                              0.83        19      64.8100      1,231.39
  PFE     Pfizer, Inc.                                      0.84        74      16.7200      1,237.28
  UNH     UnitedHealth Group, Inc.                          0.82        40      30.3100      1,212.40
         S&P Mid-Cap Cornerstone Strategy (3.22%)
  BIO     Bio-Rad Laboratories, Inc.                        0.23         3     111.6900        335.07
  CYH     Community Health Systems, Inc.                    0.25         9      40.8600        367.74
  ENDP    Endo Pharmaceuticals Holdings, Inc.               0.25        17      21.9000        372.30
  HMA     Health Management Associates, Inc.                0.25        40       9.3200        372.80
  HNT     Health Net, Inc.                                  0.24        16      22.0200        352.32
  HRC     Hill-Rom Holdings, Inc.                           0.26        12      31.7100        380.52
  KND     Kindred Healthcare, Inc.                          0.24        20      17.8400        356.80
  KCI     Kinetic Concepts, Inc.                            0.26         9      43.3000        389.70
  LPNT    LifePoint Hospitals, Inc.                         0.26        10      38.1800        381.80
  LNCR    Lincare Holdings, Inc.                            0.25         8      46.6900        373.52
  MRX     Medicis Pharmaceutical Corporation                0.24        14      25.3800        355.32
  OCR     Omnicare, Inc.                                    0.24        13      27.7900        361.27
  STE     STERIS Corporation                                0.25        11      33.2800        366.08
         S&P Small-Cap Cornerstone Strategy (4.63%)
  AMED    Amedisys, Inc.                                    0.23         6      57.5800        345.48
  AGP     AMERIGROUP Corporation                            0.24        10      36.2400        362.40
  AHS     AMN Healthcare Services, Inc.                     0.23        38       9.1400        347.32
  AMSG    AmSurg Corporation                                0.25        18      20.7200        372.96
  CBM     Cambrex Corporation                               0.25        84       4.3900        368.76
  CNC     Centene Corporation                               0.25        16      22.9000        366.40
  CCRN    Cross Country Healthcare, Inc.                    0.24        35      10.0200        350.70
  CBST    Cubist Pharmaceuticals, Inc.                      0.24        16      22.4200        358.72
  ERES    eResearchTechnology, Inc.                         0.24        49       7.3700        361.13
  HS      Healthspring, Inc.                                0.24        20      17.6000        352.00
  ICUI    ICU Medical, Inc.                                 0.24        10      35.6100        356.10
  IVC     Invacare Corporation                              0.25        14      26.4300        370.02
  VTIV    inVentiv Health, Inc.                             0.25        16      23.0300        368.48
  KNDL    Kendle International, Inc.                        0.25        22      16.5500        364.10
  MGLN    Magellan Health Services, Inc.                    0.26         9      42.2100        379.89
  MOH     Molina Healthcare, Inc.                           0.26        13      29.1700        379.21
  ODSY    Odyssey HealthCare, Inc.                          0.24        17      20.8300        354.11
  RSCR    Res-Care, Inc.                                    0.23        30      11.6400        349.20
  TGX     Theragenics Corporation                           0.24       234       1.5400        360.36


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         INDUSTRIALS (10.03%)
         S&P International Cornerstone Strategy (1.34%)
  PAC     Grupo Aeroportuario del Pacifico SAB de CV *      0.67%       28    $ 35.4100    $    991.48
  LFL     Lan Airlines SA *                                 0.67        52      19.0400         990.08
         S&P Large-Cap Cornerstone Strategy (4.97%)
  BA      Boeing Company                                    0.83        17      72.4300       1,231.31
  CAT     Caterpillar, Inc.                                 0.83        18      68.0900       1,225.62
  CMI     Cummins, Inc.                                     0.83        17      72.2300       1,227.91
  ETN     Eaton Corporation                                 0.83        16      77.1600       1,234.56
  NOC     Northrop Grumman Corporation                      0.82        18      67.8300       1,220.94
  RTN     Raytheon Company                                  0.83        21      58.3000       1,224.30
         S&P Mid-Cap Cornerstone Strategy (2.48%)
  FCN     FTI Consulting, Inc.                              0.25         9      41.1300         370.17
  JBHT    J.B. Hunt Transport Services, Inc.                0.25        10      36.8600         368.60
  JOYG    Joy Global, Inc.                                  0.23         6      56.8100         340.86
  OSK     Oshkosh Corporation                               0.26        10      38.6200         386.20
  RBC     Regal-Beloit Corporation                          0.26         6      63.2700         379.62
  ROL     Rollins, Inc.                                     0.25        17      21.7500         369.75
  SHAW    Shaw Group, Inc.                                  0.26        10      38.2800         382.80
  TKR     Timken Company                                    0.26        11      35.1800         386.98
  VMI     Valmont Industries, Inc.                          0.22         4      83.2900         333.16
  WGOV    Woodward Governor Company                         0.24        11      32.0500         352.55
         S&P Small-Cap Cornerstone Strategy (1.24%)
  ATAC    ATC Technology Corporation                        0.25        18      20.4400         367.92
  EME     EMCOR Group, Inc.                                 0.25        13      28.5600         371.28
  GY      GenCorp, Inc.                                     0.24        58       6.2200         360.76
  SYKE    Sykes Enterprises, Inc.                           0.24        16      22.7300         363.68
  TTC     Toro Company                                      0.26         7      56.9400         398.58
         INFORMATION TECHNOLOGY (4.94%)
         S&P International Cornerstone Strategy (0.66%)
  NTES    NetEase.com *                                     0.66        28      34.8700         976.36
         S&P Large-Cap Cornerstone Strategy (0.82%)
  CA      CA, Inc.                                          0.82        53      22.8100       1,208.93
         S&P Mid-Cap Cornerstone Strategy (1.52%)
  CVG     Convergys Corporation                             0.25        29      12.6400         366.56
  GPN     Global Payments, Inc.                             0.26         9      42.8100         385.29
  NCR     NCR Corporation                                   0.25        28      13.1600         368.48
  NSR     NeuStar, Inc.                                     0.25        15      24.4700         367.05
  QSFT    Quest Software, Inc.                              0.25        21      17.5300         368.13
  SY      Sybase, Inc.                                      0.26          9     43.3800         390.42
         S&P Small-Cap Cornerstone Strategy (1.94%)
  CSGS    CSG Systems International, Inc.                   0.25        16      22.7200         363.52
  FARO    FARO Technologies, Inc.                           0.24        14      25.2100         352.94


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         INFORMATION TECHNOLOGY (continued)
         S&P Small-Cap Cornerstone Strategy (continued)
  INSP    InfoSpace, Inc.                                   0.25%       35    $ 10.4700     $  366.45
  KOPN    Kopin Corporation                                 0.24        85       4.2100        357.85
  MCRL    Micrel, Inc.                                      0.24        31      11.6700        361.77
  PRFT    Perficient, Inc.                                  0.24        29      12.4700        361.63
  TTEC    TeleTech Holdings, Inc.                           0.24        22      16.5500        364.10
  TSRA    Tessera Technologies, Inc.                        0.24        18      20.2800        365.04
         MATERIALS (4.39%)
         S&P International Cornerstone Strategy (1.99%)
  AMCRY   Amcor Limited *                                   0.67        41      24.1800        991.38
  BVN     Compahia de Minas Buenaventura SA *               0.64        29      32.8900        953.81
  GFI     Gold Fields Limited *                             0.68        75      13.4400      1,008.00
         S&P Large-Cap Cornerstone Strategy (1.65%)
  FCX     Freeport-McMoRan Copper & Gold, Inc.              0.82        16      75.5300      1,208.48
  IP      International Paper Company                       0.83        46      26.7400      1,230.04
         S&P Mid-Cap Cornerstone Strategy (0.49%)
  LZ      Lubrizol Corporation                              0.24         4      90.3400        361.36
  RPM     RPM International, Inc.                           0.25        17      22.0800        375.36
         S&P Small-Cap Cornerstone Strategy (0.26%)
  CLW     Clearwater Paper Corporation                      0.26         6      63.6800        382.08
         TELECOMMUNICATION SERVICES (6.46%)
         S&P International Cornerstone Strategy (4.04%)
  KKPNY   Koninklijke (Royal) KPN NV *                      0.68        67      14.9500      1,001.65
  MTA     Magyar Telekom Telecommunications PLC *           0.67        56      17.7400        993.44
  PTNR    Partner Communications Company Limited *          0.66        50      19.6400        982.00
  TEO     Telecom Argentina SA *                            0.67        51      19.5500        997.05
  TSP     Telesp-Telecomunicacoes de Sao Paulo SA *         0.69        52      19.5800      1,018.16
  VOD     Vodafone Group PLC *                              0.67        45      22.2000        999.00
         S&P Large-Cap Cornerstone Strategy (1.67%)
  T       AT&T, Inc.                                        0.83        47      26.0600      1,224.82
  VZ      Verizon Communications, Inc.                      0.84        43      28.8900      1,242.27
         S&P Mid-Cap Cornerstone Strategy (0.51%)
  CBB     Cincinnati Bell, Inc.                             0.25       108       3.3700        363.96
  TDS     Telephone and Data Systems, Inc.                  0.26        11      34.6600        381.26
         S&P Small-Cap Cornerstone Strategy (0.24%)
  USMO    USA Mobility, Inc.                                0.24        26      13.9400        362.44
         UTILITIES (7.37%)
         S&P International Cornerstone Strategy (1.37%)
  CPL     CPFL Energia SA *                                 0.67        16      62.1900        995.04
  IPRPY   International Power PLC *                         0.70        20      51.5500      1,031.00


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
S&P Foundation Strategy, Series 7
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial  Per Share    Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price   Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         UTILITIES (continued)
         S&P Large-Cap Cornerstone Strategy (5.01%)
  AES     AES Corporation                               0.83%          106    $ 11.5400   $  1,223.24
  CEG     Constellation Energy Group, Inc.              0.81            34      35.3500      1,201.90
  EIX     Edison International                          0.84            36      34.3700      1,237.32
  EXC     Exelon Corporation                            0.85            29      43.5900      1,264.11
  NRG     NRG Energy, Inc.                              0.83            51      24.1700      1,232.67
  PEG     Public Service Enterprise Group, Inc.         0.85            39      32.1300      1,253.07
         S&P Mid-Cap Cornerstone Strategy (0.99%)
  EGN     Energen Corporation                           0.26             8      48.8700        390.96
  MDU     MDU Resources Group, Inc.                     0.24            17      21.2000        360.40
  NFG     National Fuel Gas Company                     0.25             7      52.0200        364.14
  UGI     UGI Corporation                               0.24            13      27.4900        357.37
                                                                                          -----------
                                                                                          $148,164.01
                                                                                          ===========

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on April 30, 2010. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the trustee was performed as of the Evaluation Time on April 30, 2010. For securities quoted on a national exchange, including the Nasdaq Stock Market, Inc., securities are generally valued at the closing sales price using the market value per share. For foreign securities traded on a foreign exchange, securities are generally valued at their fair value. The trust's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities.

(3) There was a $178  loss to the sponsor on the Inception Date.

*    American Depositary Receipt ("ADR").

**   U.S.-listed foreign security.

================================================================================
ZACKS SMID SELECT PORTFOLIO, SERIES 19

     Use this Investment Summary to help you decide whether an investment in this trust is right for you. More detailed information can be found later in this prospectus.

                              Investment Objective

     The Zacks SMID Select Trust seeks to provide total return primarily through capital appreciation and secondarily through dividend income.

                         Principal Investment Strategy

     The Zacks SMID Select Unit Investment Trust Strategy is an investment strategy that uses a quantitative selection process to determine the constituents of a final portfolio. The sponsor selects securities for the trust through a screening process performed on all companies listed in a primary database compiled by Zacks Investment Research, Inc. ("Zacks"). The screening process used to determine the actual investment portfolio of the trust was run approximately seven business days before the deposit of the trust.

     The portfolio is comprised of 50 stocks of which 25 are classified as growth stocks and 25 are classified as value stocks. The stocks in the portfolio are approximately equally-weighted as of the date of deposit. This weighting may change slightly if a stock qualifies under both screens and would be double counted to include a weighting in each composite strategy.

     See "Investment Policies" in Part B of the prospectus for additional information.

                               Security Selection

     The trust's portfolio is selected based on the following three-step process and is approximately equally-weighted as of the initial date of deposit (the "Inception Date"):

                     Step 1: Zacks Growth Screening Process

     The growth portion of the trust's portfolio is reduced to approximately 25 small-, mid- and/or large-capitalization growth stocks by following pre-set quantitative investment criteria, which includes the following screens:

     o The stock has a Zacks Rank of "Strong Buy" as of the portfolio construction date, as well as at least $50 million in annual sales and a share price of at least $5.00.

     o Eliminate all stocks that do not have at least $100 million in market capitalization and less than $300,000 liquidity, where liquidity is defined as price multiplied by average three month daily volume.

     o Calculate the year-to-year annual sales growth for each stock for the past three years.

     o Average the year-to-year annual sales growth for the previous three-year period.

     o    Select the 25 stocks with the largest three-year sales growth.

                     Step 2: Zacks Value Screening Process

     The value portion of the trust's portfolio is reduced to approximately 25 small, mid and/or large-capitalization value stocks by following pre-set quantitative investment criteria, which includes the following screens:

     o Exclude all closed-end funds, indices, real estate investment trusts and Canadian stocks from the investable universe.

     o    Exclude all stocks not listed on the NYSE or NASDAQ exchanges.

     o Exclude all stocks that have a price under $1.00 as of the portfolio construction date.

     o Rank all stocks that remain in the investable universe by descending market capitalization.

     o Exclude all stocks that do not have at least $100 million in market capitalization and less than $300,000 in liquidity, where liquidity is defined as price multiplied by average three month daily volume.

     o Select the best two stocks in each sector that have the lowest price-to-book ratio.

     o Of those stocks, select the 25 stocks with the lowest price-to-book ratio as calculated in the Zacks' database.

     o Limit American Depositary Receipt ("ADR") exposure to 15% of the entire portfolio or lower; if ADR exposure is greater than 15%, eliminate the worst-ranking ADRs by price-to-book ratio and select the next best non-ADR in the sector.

     Step 3: Combine growth stocks with value stocks to form one approximately equally-weighted 50 stock portfolio.

                           Zacks Investment Research

     Zacks Investment Research, Inc. is a Chicago-based firm with over 25 years of experience in providing institutional and individual investors with the analytical tools and financial information necessary to the success of their investment process. The trust will pay Zacks a licensing fee for the use of its intellectual property.

                                 Future Trusts

     The sponsor intends to create future trusts that follow the same investment strategy. One such trust is expected to be available approximately three months after the Inception Date and upon the trust's termination. If these future trusts are available, you may be able to reinvest into one of the trusts at a reduced sales charge. Each trust is designed to be part of a longer term strategy.

--------------------------------------------------------------------------------
              Essential Information
            (as of the Inception Date)

Inception Date                        May 3, 2010

Unit Price                                 $10.00

Termination Date                   August 1, 2011

Distribution Date          25th day of each month
                (commencing May 25, 2010, if any)

Record Date                15th day of each month
                (commencing May 15, 2010, if any)

CUSIP Numbers

Cash Distributions
Standard Accounts                       183847383
Fee Account Cash                        183847409

Reinvested Distributions
Standard Accounts                       183847391
Fee Account Reinvest                    183847417

Ticker                                     CZACSX

          Portfolio Diversification

                                      Approximate
Sector                       Portfolio Percentage
----------------             --------------------
Aerospace/Defense                            3.91%
Autos/Tires/Trucks                           5.96
Basic Materials                              8.03
Business Servicies                           6.03
Computers & Technology                      15.92
Conglomerates                                4.00
Construction                                 2.00
Consumer Discretionary                       6.08
Consumer Staples                             4.04
Finance                                      6.13
Industrial Products                          3.90
Medical                                     10.00
Oils/Energy                                  4.07
Retail/Wholesale                            13.95
Transportation                               3.99
Utilities                                    1.99
                                           ------
Total                                      100.00%
                                           ======

Market                                Approximate
Capitalization               Portfolio Percentage
----------------             --------------------
Small-Capitalization                        54.05%
Mid-Capitalization                          39.89
Large-Capitalization                         6.06
                                           ------
Total                                      100.00%
                                           ======

                                      Approximate
Country                      Portfolio Percentage
----------------             --------------------
Australia                                    1.99%
Canada                                       2.00
Germany                                      2.02
Greece                                       2.02
Ireland                                      2.00
Norway                                       2.05
United States                               87.92
                                           ------
Total                                      100.00%
                                           ======

Minimum Investment
All accounts                                 $250
--------------------------------------------------------------------------------

                                Principal Risks

     As with all investments, you may lose some or all of your investment in the trust. No assurance can be given that the trust's investment objective will be achieved. The trust also might not perform as well as you expect. This can happen for reasons such as these:

     o Securities prices can be volatile. The value of your investment may fall over time. Market value fluctuates in response to various factors. These can include stock market movements, purchases or sales of securities by the trust, government policies, litigation, and changes in interest rates, inflation, the financial condition of the securities' issuer or even perceptions of the issuer. Units of the trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o Due to the current state of the economy, the value of the securities held by the trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Starting in December 2007 and throughout most of 2009, economic activity declined across all sectors of the economy, and the United States experienced increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Although the latest economic data suggests slightly increased activity in the U.S. economy, unemployment remains high. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

     o The trust invests in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of larger capitalization companies. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources and may be more vulnerable to adverse general market or economic developments.

     o Share prices or dividend rates on the securities in the trust may decline during the life of the trust. There is no guarantee that the issuers of the securities will declare dividends in the future and, if declared, whether they will remain at current levels or increase over time.

     o The trust invests in ADRs and U.S.-listed foreign securities. The trust's investment in ADRs and U.S.-listed foreign securities presents additional risk. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. More specifically, foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls with respect to certain industries or differing legal and/or accounting standards.

     o The trust includes REITs. REITs may concentrate their investments in specific geographic areas or in specific property types, such as, hotels, shopping malls, residential complexes and office buildings. The value of the REITs and other real estate securities and the ability of such securities to distribute income may be adversely affected by several factors, including: rising interest rates; changes in the global and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; declines in the value of real estate; the downturn in the subprime mortgage lending market in the United States; and other factors beyond the control of the issuer of the security.

     o Inflation may lead to a decrease in the value of assets or income from investments.

     o The sponsor does not actively manage the portfolio. The trust will generally hold, and may continue to buy, the same securities even though a security's outlook, market value or yield may have changed.

     See "Investment Risks" in Part A of the prospectus and "Risk Factors" in Part B of the prospectus for additional information.

                               Who Should Invest

     You should consider this investment if:

     o The trust represents only a portion of your overall investment portfolio;

     o The trust is part of a longer-term investment strategy that includes investment in subsequent portfolios, if available; and

     o The trust is combined with other investment vehicles to provide diversification of method to your overall portfolio.

     You should not consider this investment if:

     o    You are uncomfortable with the trust's investment strategy;

     o You are uncomfortable with the risks of an unmanaged investment in securities; or

     o    You want high current income or capital preservation.

                               Fees and Expenses

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                              Percentage
                               of Public  Amount Per
                               Offering     $1,000
Investor Fees                  Price (4)   Invested
---------------------------   ---------   ---------
Initial sales fee
  paid on purchase (1)           1.00%     $ 10.00
Deferred sales fee (2)           1.45        14.50
Creation and
  development fee (3)            0.50         5.00
                             --------      -------
Maximum sales fees
  (including creation
  and development fee)           2.95%     $ 29.50
                             ========      =======

Estimated organization costs
  (amount per 100 units paid
  by the trust at the end of the
  initial offering period or
  after six months, at the
  discretion of the sponsor)    $8.00
                             ========

                             Approximate
Annual Fund                  % of Public
Operating                      Offering  Amount Per
Expenses                       Price (4)  100 Units
---------------------------   ---------   ---------
Trustee's fee                  0.1050%     $ 1.050
Sponsor's supervisory fee      0.0300        0.300
Evaluator's fee                0.0350        0.350
Bookkeeping and
  administrative fee           0.0350        0.350
Estimated other trust
  operating expenses (5)       0.1005        1.005
                             --------      -------
  Total                        0.3055%     $ 3.055
                             ========      =======

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred fees begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.145 per unit and is deducted in monthly installments of $0.0483 per unit on the last business day of September 2010 and October 2010 and $0.0484 on the last business day of November 2010. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be approximately three months from the Inception Date. The percentages provided are based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10.00 per unit, the C&D Fee will exceed 0.50% of the Public Offering Price. However, in no event will the maximum sales fee exceed 2.95% of a unitholder's initial investment.

(4) Based on 100 units with a $10.00 per unit Public Offering Price as of the Inception Date.

(5) The estimated trust operating expenses are based upon an estimated trust size of approximately $10 million. Because certain of the operating expenses are fixed amounts, if the trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operating expenses may, in some cases greatly exceed the amounts reflected. Other operating expenses include a licensing fee paid by the trust to Zacks for the use of intellectual property owned by Zacks, but do not include brokerage costs and other transactional fees.


                                    Example

     This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new trust every year, the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

1 year   $     408
3 years      1,035
5 years      1,684
10 years     3,409

     These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees or transaction fees that broker-dealers may charge for processing redemption requests.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.



                                 Trust Portfolio

Claymore Securities Defined Portfolios, Series 682
Zacks SMID Select Portfolio, Series 19
The Trust Portfolio as of the Inception Date, May 3, 2010
-------------------------------------------------------------------------------------------------------
                                                        Percentage
                                                        of Aggregate Initial Per Share     Cost To
  Ticker Company Name (1)                               Offer Price  Shares     Price  Portfolio (2)(3)
-------------------------------------------------------------------------------------------------------
         Aerospace/Defense (3.91%)
  CW      Curtiss-Wright Corporation                        1.95%      80    $ 35.6700   $  2,853.60
  TGI     Triumph Group, Inc.                               1.96       37      77.5600      2,869.72
         Autos/Tires/Trucks (5.96%)
  DORM    Dorman Products, Inc.                             2.04      118      25.3500      2,991.30
  OSK     Oshkosh Corporation                               2.03       77      38.6200      2,973.74
  SMP     Standard Motor Products, Inc.                     1.89      260      10.6600      2,771.60
         Basic Materials (8.03%)
  ANDE    Andersons, Inc.                                   2.05       83      36.1400      2,999.62
  BHP     BHP Billiton Limited *                            1.99       40      72.7900      2,911.60
  BZ      Boise, Inc.                                       1.98      421       6.8900      2,900.69
  CLF     Cliffs Natural Resources, Inc.                    2.01       47      62.5300      2,938.91
         Business Servicies (6.03%)
  ACIW    ACI Worldwide, Inc.                               2.00      156      18.7900      2,931.24
  LOCM    Local.com Corporation                             2.07      351       8.6600      3,039.66
  VOL     Volt Information Sciences, Inc.                   1.96      229      12.5400      2,871.66
         Computers & Technology (15.92%)
  AIXG    Aixtron AG *                                      2.02       94      31.4200      2,953.48
  ATHR    Atheros Communications                            1.96       74      38.8400      2,874.16
  FNSR    Finisar Corporation                               1.95      191      14.9600      2,857.36
  IMN     Imation Corporation                               2.01      271      10.8400      2,937.64
  PLAB    Photronics, Inc.                                  2.01      541       5.4500      2,948.45
  RNOW    RightNow Technologies, Inc.                       1.98      177      16.4000      2,902.80
  SWIR    Sierra Wireless, Inc. **                          2.00      364       8.0400      2,926.56
  PAY     VeriFone Holdings, Inc.                           1.99      153      19.0300      2,911.59
         Conglomerates (4.00%)
  CSL     Carlisle Companies, Inc.                          2.01       78      37.7300      2,942.94
  CR      Crane Company                                     1.99       81      35.9400      2,911.14
         Construction (2.00%)
  BZH     Beazer Homes USA, Inc.                            2.00      447       6.5700      2,936.79
         Consumer Discretionary (6.08%)
  DECK    Deckers Outdoor Corporation                       2.02       21     140.5800      2,952.18
  LINC    Lincoln Educational Services Corporation          2.04      120      24.9600      2,995.20
  VIA/B   Viacom, Inc.                                      2.02       84      35.3300      2,967.72
         Consumer Staples (4.04%)
  HAIN    Hain Celestial Group, Inc.                        2.00      148      19.7800      2,927.44
  SMBL    Smart Balance, Inc.                               2.04      449       6.6500      2,985.85
         Finance (6.13%)
  AHT     Ashford Hospitality Trust                         1.99      314       9.3000      2,920.20
  IRE     Governor and Company of the Bank of Ireland *     2.00      328       8.9300      2,929.04
  SFI     iStar Financial, Inc.                             2.14      468       6.7100      3,140.28


                           Trust Portfolio (continued)

Claymore Securities Defined Portfolios, Series 682
Zacks SMID Select Portfolio, Series 19
The Trust Portfolio as of the Inception Date, May 3, 2010
--------------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of Aggregate       Initial Per Share     Cost To
  Ticker Company Name (1)                          Offer Price        Shares     Price  Portfolio (2)(3)
--------------------------------------------------------------------------------------------------------
         Industrial Products (3.90%)
  TECUA   Tecumseh Products Company                    2.01%           230    $ 12.7800   $  2,939.40
  UFI     Unifi, Inc.                                  1.89            723       3.8300      2,769.09
         Medical (10.00%)
  AGP     AMERIGROUP Corporation                       2.00             81      36.2400      2,935.44
  ENDP    Endo Pharmaceuticals Holdings, Inc.          2.03            136      21.9000      2,978.40
  KND     Kindred Healthcare, Inc.                     1.95            160      17.8400      2,854.40
  SONO    SonoSite, Inc.                               2.04             89      33.5200      2,983.28
  SUNH    Sun Healthcare Group, Inc.                   1.98            325       8.9400      2,905.50
         Oils/Energy (4.07%)
  STO     Statoil ASA *                                2.05            124      24.1700      2,997.08
  USU     USEC, Inc.                                   2.02            495       6.0000      2,970.00
         Retail/Wholesale (13.95%)
  DDS     Dillard's, Inc.                              1.96            102      28.0800      2,864.16
  DIN     DineEquity, Inc.                             1.97             70      41.1300      2,879.10
  IACI    IAC/InterActiveCorp                          2.02            132      22.4200      2,959.44
  JCG     J.Crew Group, Inc.                           2.00             63      46.4700      2,927.61
  JOSB    Jos. A. Bank Clothiers, Inc.                 1.95             47      60.8600      2,860.42
  PSMT    PriceSmart, Inc.                             2.00            118      24.8800      2,935.84
  URBN    Urban Outfitters, Inc.                       2.05             80      37.5100      3,000.80
         Transportation (3.99%)
  CAP     CAI International, Inc.                      1.97            212      13.6100      2,885.32
  PRGN    Paragon Shipping, Inc. **                    2.02            621       4.7700      2,962.17
         Utilities (1.99%)
  TDS     Telephone and Data Systems, Inc.             1.99             84      34.6600      2,911.44
                                                                                         ------------
                                                                                         $ 146,493.05
                                                                                         ============

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on April 30, 2010. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the trustee was performed as of the Evaluation Time on April 30, 2010. For securities quoted on a national exchange, including the Nasdaq Stock Market, Inc., securities are generally valued at the closing sales price using the market value per share. For foreign securities traded on a foreign exchange, securities are generally valued at their fair value. The trust's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities.

(3)  There was a $306 loss to the sponsor on the Inception Date.

*    American Depositary Receipt ("ADR").

**   U.S.-listed foreign security.

================================================================================
UNDERSTANDING YOUR INVESTMENTS

                                How to Buy Units

     You can buy units of your trust on any business day by contacting your financial professional. Public offering prices of units are available daily on the Internet at www.claymore.com. The unit price includes:

     o    the value of the securities,

     o    organization costs,

     o the maximum sales fee (which includes an initial sales fee, a deferred sales fee and the creation and development fee), and

     o    cash and other net assets in the portfolio.

     We often refer to the purchase price of units as the "offer price" or the "Public Offering Price." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

     Value of the Securities. The sponsor serves as the evaluator of your trust (the "evaluator"). We cause the trustee to determine the value of the securities as of the close of the New York Stock Exchange on each day that the exchange is open (the "Evaluation Time").

     Pricing the Securities. The value of securities is generally determined by using the last sale price for securities traded on a national or foreign securities exchange or the Nasdaq Stock Market. In some cases we will price a security based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will only do this if a security is not principally traded on a national or foreign securities exchange or the Nasdaq Stock Market, or if the market quotes are unavailable or inappropriate.

     The trustee determined the initial prices of the securities shown in "Trust Portfolio" for your trust in this prospectus. Such prices were determined as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

     Organization Costs. During the initial offering period, part of your purchase price includes a per unit amount sufficient to reimburse us for some or all of the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, legal fees, federal and state registration fees, the portfolio consulting fee, if applicable, and the initial fees and expenses of the trustee. Your trust will sell securities to reimburse us for these costs at the end of the initial offering period or after six months, at the discretion of the sponsor. Organization costs will not exceed the estimate set forth under "Fees and Expenses."

     Transactional Sales Fee. You pay a fee when you buy units. We refer to this fee as the "transactional sales fee." The transactional sales fee has both an initial and a deferred component and is 2.45% of the Public Offering Price, based on a $10 unit. This percentage amount of the transactional sales fee is based on the unit price on the Inception Date. Because the transactional sales fee equals the difference between the maximum sales fee and the C&D Fee, the percentage and dollar amount of the transactional sales fee will vary as the unit price varies.

     The transactional sales fee does not include the C&D Fee which is described under "Expenses of the Trust" in Part B of the prospectus and in "Fees and Expenses" in Part A of the prospectus.

     Initial Sales Fee. Based on a $10 unit, the initial sales fee is initially 1% of the Public Offering Price. The initial sales fee, which you will pay at the time of purchase, is equal to the difference between the maximum sales fee (2.95% of the Public Offering Price) and the sum of the maximum remaining deferred sales fees and the C&D Fee (initially $0.195 per unit). The dollar amount and percentage amount of the initial sales fee will vary over time.

     Deferred Sales Fee. To keep your money working longer, we defer payment of the rest of the transactional sales fee through the deferred sales fee ($0.145 per unit).

     In limited circumstances and only if deemed in the best interests of unitholders, the sponsor may delay the payment of the deferred sales fee from the dates listed under "Fees and Expenses."

     Reducing Your Sales Fee. We offer a variety of ways for you to reduce the maximum sales fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee and the C&D Fee are a fixed dollar amount per unit, your trust must charge the deferred sales fee and the C&D Fee per unit regardless of any discounts. However, when you purchase units of your trust, if you are eligible to receive a discount such that your total maximum sales fee is less than the fixed dollar amount of the deferred sales fee and the C&D Fee, the sponsor will credit you the difference between your maximum sales fee and the sum of the deferred sales fee and the C&D Fee at the time you buy units by providing you with additional units.

     Large Purchases. You can reduce your maximum sales fee by increasing the size of your investment.

     Investors who make large purchases are entitled to the following sales charge reductions:

                      Sales Charge
                    Reductions (as a
                    % of the Public
Purchase Amount     Offering Price)
------------------  ----------------
Less than $50,000         0.00%
$50,000 - $99,999         0.25
$100,000 - $249,999       0.50
$250,000 - $499,999       0.75
$500,000 - $999,999       1.00
$1,000,000 or more        1.50

     You may aggregate unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

     o    purchases by your spouse or minor children, and

     o    purchases by your trust estate or fiduciary accounts.

     The discounts described above apply only during the initial offering period.

     There can be no assurance that the sponsor will create future trusts with investment strategies similar to your trust or that may fit within your investment parameters.

     Advisory and Fee Accounts. We eliminate your transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a "Fee Account").

     This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Fee Account CUSIP numbers to facilitate purchases under this discount; however, we do not require that you buy units with these CUSIP numbers to qualify for the discount. If you purchase units with these special CUSIP numbers, you should be aware that you may have the distributions automatically reinvest into additional units of your trust or receive cash distributions. We reserve the right to limit or deny purchases of units not subject to the transactional sales fee by investors whose frequent trading activity we determine to be detrimental to your trust. We, as sponsor, will receive and you will pay the C&D Fee. See "Expenses of the Trust" in Part B of the prospectus.

     Exchange or Rollover Option. If you are buying units of your trust in the primary market with redemption or termination proceeds from any other Claymore unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an up-front sales fee and a deferred sales fee. You may also buy units with this reduced sales fee if you are purchasing units in the primary market with (1) the termination proceeds from a non-Claymore unit trust with a similar investment strategy or (2) the redemption proceeds from a non-Claymore trust if such trust has a similar investment strategy and that trust is scheduled to terminate within 30 days of redemption. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of the trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases." An exchange or rollover is generally treated as a sale for federal income tax purposes. See "Taxes" in Part B of the prospectus.

     Rollover Purchases are also subject to the C&D Fee. See "Expenses of the Trust" in Part B of the prospectus.

     Employees. We do not charge the portion of the transactional sales fee that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates, or by registered representatives of selling firms and their family members (spouses, children and parents). You pay only the portion of the fee that the sponsor retains. Such purchases are also subject to the C&D Fee. This discount applies during the initial offering period and in the secondary market. Only those broker-dealers that allow their employees to participate in employee discount programs will be eligible for this discount.

     Dividend Reinvestment Plan. We do not charge any transactional sales fee when you reinvest distributions from your trust into additional units of the trust. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.

     See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for more information regarding buying units.

     How We Distribute Units. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction is as follows:

                       Concession
                      per Unit (as a
Purchase Amount/     % of the Public
Form of Purchase     Offering Price)
-------------------  ---------------
Less than $50,000         2.25%
$50,000 - $99,999         2.00
$100,000 - $249,999       1.75
$250,000 - $499,999       1.50
$500,000 - $999,999       1.25
$1,000,000 or more        0.75
Rollover Purchases        1.30
Fee Account and
  Employee Purchases      0.00

     We apply these amounts as a percent of the unit price per transaction at the time of the transaction.

     Broker-dealers and other firms that sell units of certain Claymore unit trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable trust's prospectus. The additional payments will be equal to 0.10% of the value of eligible Claymore unit trusts sold in the primary market during a calendar quarter so long as the broker-dealers or other firms sell at least $25 million of eligible Claymore unit trusts during the calendar quarter. Eligible unit trusts include all Claymore unit trusts sold in the primary market. Redemptions of units during the primary offering period will reduce the amount of units used to calculate the volume concessions. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales fee. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions.

     Claymore reserves the right to modify or terminate the volume concession program at any time. The sponsor may also pay to certain dealers an administrative fee for information or service used in connection with the distribution of trust units. Such amounts will be in addition to any concessions received for the sale of units.

     In addition to the concessions described above, the sponsor may pay additional compensation out of its own assets to broker-dealers that meet certain sales targets and that have agreed to provide services relating to your trust to their customers.

     Other Compensation and Benefits to Broker-Dealers. The sponsor, at its own expense and out of its own profits, may provide additional compensation and benefits to broker-dealers who sell shares of units of your trust and other Claymore products. This compensation is intended to result in additional sales of Claymore products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of Claymore products by the intermediary or its agents, the placing of Claymore products on a preferred or recommended product list, access to an intermediary's personnel and other factors.

     The sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the sponsor's products. The sponsor may make such payments to many intermediaries that sell Claymore products. The sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing trading or purchasing trading systems to process unit trades.

     Payments of such additional compensation, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a Claymore product, including your trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your units.

     We generally register units for sale in various states in the United States. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

     We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost the amount set forth in the "Trust Portfolio" on the initial deposit of securities into your trust.

     See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for additional information.

                             How to Sell Your Units

     You can sell your units on any business day by contacting your financial professional or, in some cases, the trustee. Unit prices are available daily on the Internet at www.claymore.com or through your financial professional. We often refer to the sale price of units as the "liquidation price." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemptions or sale requests.

     Until the end of the initial offering period or six months after the Inception Date, at the discretion of the sponsor, the price at which the trustee will redeem units and the price at which the sponsor may repurchase units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

     Selling Units. We do not intend to but may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price which is based on their net asset value. We may then resell the units to other investors at the Public Offering Price or redeem them for the redemption price. Our secondary market repurchase price is generally the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

     Redeeming Units. You may also be able to redeem your units directly with the trustee, The Bank of New York Mellon on any day the New York Stock Exchange is open. The trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. (For what constitutes a completed redemption request, see "Purchase, Redemption and Pricing of Units--Redemption" in Part B of the prospectus.) If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request. Rather than contacting the trustee directly, your financial professional may also be able to redeem your units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

     If you redeem your units, the trustee will generally send you a payment for your units no later than three business days after it receives all necessary documentation.

     You can generally request an in-kind distribution of the securities underlying your units if you own units worth at least $25,000 or you originally paid at least that amount for your units. This option is generally available only for securities traded and held in the United States and is not available within 30 business days of a trust's termination. We may modify or discontinue this option at any time without notice.

     Exchange Option. You may be able to exchange your units for units of other Claymore unit trusts at a reduced sales fee. You can contact your financial professional or Claymore for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. To qualify for a reduced sales fee, you may need to meet certain criteria. We may discontinue this option at any time.

     For more complete information regarding selling or redeeming your units, see "Purchase, Redemption and Pricing of Units" in Part B of the prospectus.

                                 Distributions

     Dividends. Your trust generally pays dividends from its net investment income, if any, along with any excess capital on each distribution date to unitholders of record on the preceding record date. You can elect to:

     o    reinvest distributions in additional units of your trust at no fee, or

     o    receive distributions in cash.

     You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into additional units at their net asset value three business days prior to the distribution date. We waive the sales fee for reinvestments into units of your trust. We cannot guarantee that units will always be available for reinvestment. If units are unavailable, you will receive cash distributions. We may discontinue these options at any time without notice.

     Distributions will be made from the Income and Capital Accounts on the distribution date provided the aggregate amount available for distribution equals at least 0.1% of the net asset value of your trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution equals or exceeds 0.1% of the net asset value of your trust.

     In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose security is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends, trust expenses change or as a result of changes in a trust's portfolio.

     Reinvest in Your Trust. You can keep your money working by electing to reinvest your distributions in additional units of your trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Investment Summary" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee. This reinvestment option may be subject to availability or limitation by the broker-dealer or selling firm. In certain circumstances, broker-dealers may suspend or terminate the offering of a reinvestment option at any time.

     Reports. The trustee will send your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of stock evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                                Investment Risks

     All investments involve risk. This section describes the main risks that can impact the value of the securities in your trust. You should understand these risks before you invest. You could lose some or all of your investment in the trust. Recently, equity markets have experienced significant volatility. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

     Market risk. Market risk is the risk that a particular security in a trust, the trust itself or securities in general may fall in value. Market value may be affected by a variety of factors including:

     o    General securities markets movements;

     o    Changes in the financial condition of an issuer or a sector;

     o    Changes in perceptions about an issuer or a sector;

     o    Interest rates and inflation;

     o    Governmental policies and litigation; and

     o    Purchases and sales of securities by a trust.

     Even though we carefully supervise your trust portfolio, you should remember that we do not manage the portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

     Current economic conditions risk. The U.S. economy's recession began in December 2007 and lasted through most of 2009. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity declined across all sectors of the economy, and the United States experienced increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Although the latest economic data suggests that the recession may be over and that the U.S. economy will experience slightly increased activity in 2010, unemployment remains high. Due to the current state of uncertainty in the economy, the value of the securities held by a trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

     Small-capitalization and mid-capitalization company risk. The trusts include securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than larger capitalization or more seasoned securities. These additional risks are due in part to the following factors. Small-capitalization and mid-capitalization companies may:

     o    Have limited product lines, markets or financial resources;

     o Be new and developing companies which seek to develop and utilize new and/or emerging technologies. These technologies may be slow to develop or fail to develop altogether;

     o    Have less publicly available information;

     o    Lack management depth or experience;

     o    Be less liquid;

     o    Be more vulnerable to adverse general market or economic developments;
          and

     o Be dependent upon products that were recently brought to market or key personnel.

     Foreign securities risk. The trusts invest in U.S.-listed foreign securities and ADRs. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     o Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations.

     o    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     o Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the trust's value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of your trust to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a trust's foreign currency holdings.

     o Future political and governmental restrictions which might adversely affect the payment or receipt of income on the foreign securities.

     Emerging market risk. The S&P Foundation Trust invests in securities issued by companies headquartered or incorporated in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. In addition, emerging market countries may be subject to overburdened infrastructures, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

     REIT risk. The Zacks SMID Select Trust invests in REITs. A REIT is a company that buys, develops, finances and/or manages income-producing real estate. Such securities may concentrate their investments in specific geographic areas or in specific property types, such as hotels, shopping malls, residential complexes and office buildings. The value of the real estate securities and the ability of such securities to distribute income may be adversely affected by several factors, including: rising interest rates; changes in the global and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; declines in the value of real estate; the downturn in the subprime mortgage lending market in the United States; and other factors beyond the control of the issuer of the security.

     The value of a REIT may also be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the portfolio may decline in response to such developments.

     Litigation and legislation risk. Your trust is also subject to litigation and legislation risk. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in your trust. In addition, litigation regarding any of the issuers of the securities or of the sectors represented by these issuers, may raise potential bankruptcy concerns and may negatively impact the share prices of these securities. We cannot predict what impact any pending or threatened litigation or any bankruptcy concerns will have on the share prices of the securities.

     Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

     See "Risk Factors" in Part B of the prospectus for additional information.

                              How the Trust Works

     Your Trust. Your trust is a unit investment trust registered under the Investment Company Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited contracts to purchase securities with the trustee along with an irrevocable letter of credit or other consideration to pay for the securities. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.

     Changing Your Portfolio. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed after its inception. Your trust will generally buy and sell securities:

     o    to pay expenses,

     o    to issue additional units or redeem units,

     o    in limited circumstances to protect the trust,

     o to avoid direct or indirect ownership of a passive foreign investment company,

     o to make required distributions or avoid imposition of taxes on the trust, or

     o    as permitted by the trust agreement.

     Your trust will generally reject any offer for securities or property other than cash in exchange for the securities in its portfolio. However, if a public tender offer has been made for a security or a merger or acquisition has been announced affecting a security, your trust may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If your trust receives securities or property other than cash, it may either hold the securities or property in its portfolio or sell the securities or property and distribute the proceeds. For example, this could happen in a merger or similar transaction.

     We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. When your trust buys securities, it will pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We will not select firms to handle these transactions on the basis of their sale of units of your trust. We cannot guarantee that a trust will keep its present size and composition for any length of time.

     Termination of Your Trust. Your trust will terminate no later than the termination date listed in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than $1 million or less than 40% of the value of the securities in the trust at the end of the initial offering period. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. We may also terminate your trust in other limited circumstances.

     The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                              General Information

     Claymore. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. In November 2001, we changed our name from Ranson & Associates, Inc. to Claymore Securities, Inc. During our history we have been active in public and corporate finance, have underwritten closed-end funds and have distributed bonds, mutual funds, closed-end funds, exchange-traded funds, structured products and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 2455 Corporate West Drive, Lisle, Illinois 60532 or by using the contacts listed on the back cover of this prospectus. Claymore personnel may from time to time maintain a position in certain securities held by your trust.

     On October 14, 2009, Claymore Group Inc., the parent of the sponsor, became a wholly-owned subsidiary of Claymore Holdings, LLC, which is a wholly-owned, indirect subsidiary of Guggenheim Partners, LLC.

     Claymore and your trust have adopted a code of ethics requiring Claymore's employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

     The Trustee. The Bank of New York Mellon is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit

Investment Trust Division, 2 Hanson Place, 12th Fl., Brooklyn, New York 11217. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Claymore and investors.

     SPIAS. Standard & Poor's Investment Advisory Services LLC has been selected by the sponsor to serve as the portfolio consultant for the S&P Foundation Trust. As portfolio consultant, SPIAS will assist the sponsor with the selection of the portfolio of the trust. For its service as portfolio consultant, SPIAS will be paid by the S&P Foundation Trust a fee of 0.13% of the average net assets of the S&P Foundation Trust at the close of the initial offering period. While the sponsor is responsible for supervising the trust portfolio, neither the sponsor nor the portfolio consultant manage your trust.

     SPIAS is a registered investment advisor. "Standard & Poor's," "S&P," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "Compustat," "Standard & Poor's Compustat," "STARS," "GICS" and "S&P 500" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Claymore Securities, Inc. SPIAS recommends securities on a non-discretionary basis and is not responsible for client suitability. Analytic services and products provided by Standard & Poor's are the result of separate activities designed to preserve the independence and objectivity of each analytic process. Standard & Poor's has established policies and procedures to maintain the confidentiality of non-public information received during each analytic process.

     The portfolio consultant is not an affiliate of the sponsor. The portfolio consultant may use the list of securities included in the trust portfolio in its independent capacity as an investment adviser and distribute this information to various individuals and entities. The portfolio consultant may recommend or effect transactions in the securities included in the S&P Foundation Trust. This may have an adverse effect on the prices of the securities included in the S&P Foundation Trust. This also may have an impact on the price the S&P Foundation Trust pays for the securities and the price received upon unit redemptions or trust termination. The portfolio consultant may act as agent or principal in connection with the purchase and sale of securities, including the securities included in the S&P Foundation Trust. The portfolio consultant's research department may receive compensation based on commissions generated by research and/or sales of units.

     You should note that the selection criteria was applied to the securities for inclusion in the S&P Foundation Trust prior to the Inception Date. After this time, the securities included in the S&P Foundation Trust may no longer meet the selection criteria. Should a security no longer meet the selection criteria, we will generally not remove the security from the trust. In offering the units to the public, neither the sponsor nor any broker-dealers are recommending any of the individual securities but rather the entire pool of securities in your trust, each taken as a whole, which are represented by the units.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                                    Expenses

     Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

     Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse the sponsor as supervisor and evaluator for providing portfolio supervisory services, evaluating your portfolio and performing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Claymore unit investment trusts in any calendar year. In addition, the trustee may reimburse the sponsor out of its own assets for services performed by employees of the sponsor in connection with the operation of your trust. All of these fees may adjust for inflation without your approval.

     Your trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust's objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" of $0.050 per unit from the assets of the trust as of the close of the initial public offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

     Your trust will also pay its general operating expenses, including any licensing fees. The S&P Foundation Trust will pay a licensing fee to SPIAS for the use of trademarks, trade names or other intellectual property owned by The McGraw-Hill Companies, Inc. The total licensing fee received by SPIAS is equal to 0.07% of the average net assets of the trust.

     The Zacks SMID Select Trust will pay a licensing fee to Zacks for the use of trademarks, trade names or other intellectual property owned by Zacks. The licensing fee received by Zacks is equal to 0.07% of the average net assets of the Zacks SMID Select Trust.

     For Zacks' services provided to the sponsor and the Zacks SMID Select Trust, the sponsor has agreed to pay, out of its own assets, a fee equal to 0.08% of the average net assets of the Zacks SMID Select Trust. This fee is paid from the sponsor's profits and not from trust assets.

     Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), organization expenses, various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Claymore, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee may sell securities to pay trust expenses.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.

                               Standard & Poor's

     Standard & Poor's and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

     THE S&P FOUNDATION TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR

WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE S&P FOUNDATION TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE S&P FOUNDATION TRUST PARTICULARLY. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE S&P FOUNDATION TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE S&P FOUNDATION TRUST. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR SALE OF UNITS OF THE S&P FOUNDATION TRUST.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500, S&P 600 OR S&P 400 INDEXES, ANY DATA INCLUDED THEREIN, OR ANY DATA FROM WHICH IT IS BASED, AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED FROM THE USE OF THE S&P 500, S&P 600 OR S&P 400 INDEXES. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500, S&P 600 OR S&P 400 INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

            Report of Independent Registered Public Accounting Firm

Unitholders

Claymore Securities Defined Portfolios, Series 682

     We have audited the accompanying statements of financial condition, including the trust portfolios set forth on pages 13, 14, 15, 16, 17, 18, 19, 26 and 27 of this prospectus, of Claymore Securities Defined Portfolios, Series 682, as of May 3, 2010, the initial date of deposit. These statements of financial condition are the responsibility of the trusts' sponsor. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

     We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. The trusts are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statements of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statements of financial condition as of May 3, 2010. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

     In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 682, as of May 3, 2010, in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/ Grant Thornton LLP

Chicago, Illinois

May 3, 2010

Claymore Securities Defined Portfolios, Series 682
Statements of Financial Condition
as of the Inception Date, May 3, 2010
                                                                       Zacks
                                                          S&P           SMID
                                                       Foundation      Select
Investment in securities                                 Trust         Trust
Sponsor's contracts to purchase underlying securities
    backed by cash deposited (1)(2)                   $   148,164  $   146,493
                                                      -----------  -----------
                                                      $   148,164  $   146,493
                                                      ===========  ===========
Liabilities and interest of unitholders
Liabilities:
    Organization costs (3)                            $     1,197  $     1,184
    Creation and development fee (6)                          748          740
    Deferred sales fee (4)                                  2,170        2,146
                                                      -----------  -----------
                                                            4,115        4,070
                                                      -----------  -----------
Interest of unitholders:
    Cost to unitholders (5)                               149,660      147,970
    Less: initial sales fee (4)                             1,496        1,477
    Less: organization costs, C&D and deferred
          sales fees (3)(4)(5)(6)                           4,115        4,070
                                                      -----------  -----------
    Net interest of unitholders                           144,049      142,423
                                                      -----------  -----------
          Total                                       $   148,164  $   146,493
                                                      ===========  ===========
Number of units                                            14,966       14,797
                                                      ===========  ===========
Net Asset Value per Unit                              $     9.625  $     9.625
                                                      ===========  ===========


(1) Aggregate cost of the securities is based on the closing sale price evaluations as determined by the trustee.

(2) Cash and/or a letter of credit has been deposited with The Bank of New York Mellon, trustee, covering the funds (aggregating $148,342 and $146,799 per trust) necessary for the purchase of the securities in the S&P Foundation Trust and the Zacks SMID Select Trust, respectively, represented by purchase contracts.

(3) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trusts. These costs have been estimated at $8.00 per 100 units of a trust. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (at the discretion of the sponsor) to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be deducted from the assets of a trust.

(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee. On the Inception Date, the total transactional sales fee is 2.45% of the Public Offering Price (equivalent to 2.512% of the net amount invested). The deferred sales fee is equal to $0.145 per unit.

(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchases.

(6) Each trust is committed to pay a creation and development fee of $5.00 per 100 units at the close of the initial public offering period.

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                         CLAYMORE PORTFOLIO PROSPECTUS

                            PART B DATED MAY 3, 2010

     The prospectus for a Claymore Securities Defined Portfolio (a "trust") is divided into two parts. Part A of the prospectus relates exclusively to a particular trust or trusts and provides specific information regarding each trust's portfolio, strategies, investment objectives, expenses, financial highlights, income and capital distributions, hypothetical performance information, risk factors and optional features. Part B of the prospectus provides more general information regarding the Claymore Securities Defined Portfolios. You should read both parts of the prospectus and retain them for future reference. Except as provided in Part A of the prospectus, the information contained in this Part B will apply to each trust.


                                    Contents

              General Information                                2
              Investment Policies                                2
              Risk Factors                                       3
              Administration of the Trust                       17
              Expenses of the Trust                             23
              Portfolio Transactions and Brokerage Allocation   24
              Purchase, Redemption and Pricing of Units         25
              Taxes                                             30
              Experts                                           33
              Description of Ratings                            33

General Information

     Each trust is one of a series of separate unit investment trusts created under the name Claymore Securities Defined Portfolios and registered under the Investment Company Act of 1940 and the Securities Act of 1933. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee).

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. After your trust is created, the sponsor may deposit additional securities in the trust, contracts to purchase additional securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted securities or cash (including a letter of credit) with instructions to purchase additional securities. Such additional deposits will be in amounts which will seek to replicate, as closely as practicable, the portfolio immediately prior to such deposits. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay the associated brokerage fees.

     A trust consists of (a) the securities listed under "Trust Portfolio" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

Investment Policies

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The trust agreement provides that the sponsor may (but need not) direct the trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations, the issuer having qualified as a passive foreign investment company under the Internal Revenue Code or the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the sponsor the retention of such securities would be detrimental to the trust. If a public tender offer has been made for a security or a merger or acquisition has been announced affecting a security, the trustee may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. Pursuant to the trust agreement and with limited exceptions, the trustee may sell any securities or other properties acquired in exchange for securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property other than cash, the trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the trust, they may be accepted for deposit in a trust and either sold by the trustee or held in a trust pursuant to the direction of the sponsor. Proceeds from the sale of securities (or any securities or other property received by the trust in exchange for securities) are credited to the Capital Account for distribution to unitholders or to meet redemptions.

     Except as stated in the trust agreement, or in the prospectus, the acquisition by the trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities, designated by the sponsor, from the trust for the purpose of redeeming units of a trust tendered for redemption and the payment of expenses and for such other purposes as permitted under the trust agreement.

     Notwithstanding the foregoing, the trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Capital Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities from a trust for limited purposes, including redeeming units tendered for redemption and the payment of expenses.

Risk Factors

     Stocks. An investment in units of a trust should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus, in the value of the units) or the risk that holders of common stock have a right to receive payments from the issuers of those stocks that is generally inferior to that of creditors of, or holders of debt obligations issued by, the issuers and that the rights of holders of common stock generally rank inferior to the rights of holders of preferred stock. You could lose some or all of your investment in the trust. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stock of the type held by a trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. The value of the securities in a portfolio thus may be expected to fluctuate over the entire life of a trust to values higher or lower than those prevailing at the time of purchase.

     The sponsor's buying and selling of the securities, especially during the initial offering of units of the trust or to satisfy redemptions of units may impact upon the value of the underlying securities and the units. The publication of the list of the securities selected for the trust may also cause increased buying activity in certain of the stocks comprising the portfolio. After such announcement, investment advisory and brokerage clients of the sponsor and its affiliates may purchase individual securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the sponsor or its affiliates which are based on the performance of the securities on the list. The sponsor or its affiliates may also purchase securities as a hedge against its risk on the warrants (although generally the sponsor and its affiliates will not purchase securities for their own account until after the trust portfolio has been acquired). Such buying activity in the stock of these companies or issuance of the warrants prior to the purchase of the securities by the trust may cause the trust to purchase stocks at a higher price than those buyers who effect purchases by the trust.

     Fixed Portfolio. Investors should be aware that the trust is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the trust except under extraordinary circumstances. Investors should note in particular that the securities were selected on the basis of the criteria set forth in the prospectus and that the trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the trust may also be owned by other clients of the sponsor. However, because these clients may have differing investment objectives, the sponsor may sell certain securities from those accounts in instances where a sale by the trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the sponsor may instruct the trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unitholders of the unit to do so. Although the portfolio is regularly reviewed and evaluated and the sponsor may instruct the trustee to sell securities under certain limited circumstances, securities will not be sold by the trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the trust. The prices of single shares of each of the securities in the trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

     Liquidity. Whether or not the securities are listed on a national securities exchange, the principal trading market for the securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. In addition, a trust is restricted under the Investment Company Act of 1940 from selling securities to the sponsor. The price at which the securities may be sold to meet redemptions and the value of a trust will be adversely affected if trading markets for the securities are limited or absent.

     Additional Deposits. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees. To minimize this effect, the trusts will attempt to purchase the securities as close to the evaluation time or as close to the evaluation prices as possible.

     Some of the securities may have limited trading volume. The trustee, with directions from the sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the trusts' failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the trust, the sponsor reserves the right to sell securities over a period of up to nine business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unitholders following termination of the trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

     Litigation and Legislation. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the securities in a trust or the issuers of the securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the trust or will not impair the ability of issuers to achieve their business goals.

     Tobacco Industry. Certain of the issuers of securities in the trust may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United

States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

     In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such securities and the value of units of a trust containing such securities.

     Financial Sector Risks. If set forth in Part A of the prospectus, certain of the issuers of securities in a trust may be involved in the financial sector. An investment in units of a trust containing securities of such issuers should be made with an understanding of the problems and risks inherent in the financial sector in general.

     Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets, in commercial and residential real estate loans or any particular segment or industry; and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Banks and thrifts traditionally receive a significant portion of their revenues from consumer mortgage fee income as a result of activity in mortgage and refinance markets. As home purchasing and refinancing activity has subsided, this revenue has diminished. Economic conditions in the real estate markets have deteriorated, leading to asset write-offs and decreased liquidity in the credit markets, which can have a substantial negative effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Difficulties in the mortgage and broader credit markets have resulted in decreases in the availability of funds. Financial performance of many banks and thrifts, especially in securities collateralized by mortgage loans has deteriorated.

     In response to recent market and economic conditions, the United States Government, particularly the U.S. Department of the Treasury ("U.S. Treasury"), the Federal Reserve Board ("FRB"), and the Federal Deposit Insurance Corporation ("FDIC") have taken a variety of extraordinary measures including capital injections, guarantees of bank liabilities and the acquisition of illiquid assets from banks designed to provide fiscal stimulus, restore confidence in the financial markets and to strengthen financial institutions. The recently enacted Emergency Economic Stabilization Act of 2008 ("EESA") gave the U.S. Treasury $700 billion to purchase bad mortgage-related securities that caused much of the difficulties experienced by financial institutions and the credit markets in general. Additionally, the American Recovery and Reinvestment Act of 2009 ("ARRA") was signed into law in February, 2009. The EESA and ARRA, along with the U.S. Treasury's Capital Purchase Program (which provides for direct purchases by the U.S. Treasury of equity from financial institutions), contain provisions limiting the way banks and their holding companies are able pay dividends, purchase their own common stock, and compensate officers. Furthermore, participants have been subject to forward looking stress tests to determine if they have sufficient capital to withstand certain economic scenarios, including situations more severe than the current recession. As a result of these stress tests, some financial institutions were required to increase their level of capital through a combination of asset sales, additional equity offerings and the conversion of preferred shares into common stock. The long-term effects of the EESA, ARRA, and the stress tests are not yet known and cannot be predicted. This uncertainty may cause increased costs and risks for the firms associated with the respective programs.

     Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

     In light of the current credit market difficulties, the U.S. Government is considering changes to the laws and regulatory structure. New legislation and regulatory changes could cause business disruptions, result in significant loss of revenue, limit financial firms' ability to pursue business opportunities, impact the value of business assets and impose additional costs that may adversely affect business. There can be no assurance as to the actual impact these laws and their implementing regulations, or any other governmental program, will have on the financial markets. Currently the FRB, FDIC, Securities and Exchange Commission, Office of Comptroller of the Currency (a bureau of the U.S. Treasury which regulates national banks), and the U.S. Commodities Futures Trading Commission (which oversees commodity futures and option markets) all play a role in the supervision of the financial markets. Proposed legislation calls for swift government intervention which includes the creation of new federal agencies that will have a direct impact on the financial, banking and insurance industries. Proposals include the creation of a Financial Oversight Council to advise the FRB on the identification of firms who failure could pose a threat to financial stability due to their combination of size, leverage, and interconnectedness. Additionally, these financial firms would be subject to increased scrutiny concerning their capital, liquidity, and risk management standards. Legislation regarding the banking industry has also been proposed which would create a the National Bank Supervisor to conduct prudential supervision regulation of all federally chartered depository institutions, and all federal branches and agencies of foreign banks. This proposed single regulator would oversee the entire banking industry, thereby leading to potential risks, costs and unknown impacts on the entire financial sector.

     The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in the recent past. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the

Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and the regulations promulgated under these laws. In 1999, the Gramm--Leach--Bliley Act repealed most of the barriers set up by the 1933 Glass--Steagall Act which separated the banking, insurance and securities industries. Banks and thrifts now face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies. Banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks are able to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches, thus leading to continued consolidation.

     The Securities and Exchange Commission and the Financial Accounting Standards Board ("FASB") require the expanded use of market value accounting by banks and have imposed rules requiring mark-to-market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Recently, Accounting Standards Codification 820, "Fair Value Measurements and Disclosures" changed the requirements of mark-to-market accounting and determining fair value when the volume and level of activity for the asset or liability has significantly decreased. These changes and other potential changes in financial accounting rules and valuation techniques may have a significant impact on the banking and financial services industries in terms of accurately pricing assets or liabilities. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the securities in a trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or change the dollar amount or number of deposits insured for any depositor. On October 3, 2008, EESA increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor until December 31, 2013. The impact of this reform is unknown and could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a trust's portfolio.

     The Federal Bank Holding Company Act of 1956 ("BHC Act") generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining FRB approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

     The FRB has issued a policy statement on the payment of cash dividends by bank holding companies in which the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The sponsor makes no prediction as to the effect, if any, such laws will have on the securities in a trust or whether such approvals, if necessary, will be obtained.

     Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/ dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Negative economic events in the credit markets have led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the FDIC or through an infusions of Troubled Asset Relief Program funds. Consolidation in the industry and the volatility in the stock market have negatively impacted investors.

     Additionally, government intervention has required many financial institutions to become bank holding companies under the BHC Act. Under the system of functional regulation established under the BHC Act, the FRB supervises bank holding companies as an umbrella regulator. The BHC Act and regulations generally restrict bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. The FRB and FDIC have also issued substantial risk-based and leverage capital guidelines applicable to U.S. banking organizations. The guidelines define a three-tier framework, requiring depository institutions to maintain certain leverage ratios depending on the type of assets held. If any depository institution controlled by a financial or bank holding company ceases to meet capital or management standards, the FRB may impose corrective capital and/ or managerial requirements on the company and place limitations on its ability to conduct broader financial activities. Furthermore, proposed legislation will allow the Treasury and the FDIC to create a resolution regime to "take over" bank and financial holding companies. The "taking over" would be based on whether the firm is in default or in danger of defaulting and whether such a default would have a serious adverse affect on the financial system or the economy. This mechanism would only be used by the government in exceptional circumstances to mitigate these effects. This type of intervention has unknown risks and costs associated with it, which may cause unforeseeable harm in the industry.

     Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Interest rate levels, general economic conditions and price and marketing competition affect insurance company profits. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; (viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables; and (ix) proposed legislation that would establish the Office of National Insurance within the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

     The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

     All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

     Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRPs"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

     While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

     Major determinants of future earnings of companies in the financial services sector are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the securities included in the trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     Foreign Securities Risk. If set forth in Part A of the prospectus, a trust, or issuers of securities held by a trust, may invest in foreign issuers, and therefore, an investment in such a trust involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the securities included in the trust, the sponsor believes that adequate information will be available to allow the sponsor to provide portfolio surveillance.

     Certain of the securities in the trust may be in ADR or GDR form. ADRs, American Depositary Receipts and GDRs, Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Receipts and Global Depositary Receipts (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

     Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

     For the securities that are Depositary Receipts, currency fluctuations will affect the United States dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

     On January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (eleven of the fifteen member states of the European Union ("EU"), as of such date) established fixed conversion rates between their existing sovereign currencies and the Euro. On such date the Euro became the official currency of these eleven countries. The participating countries do not control their own monetary policies by directing independent interest rates for their currencies. Greece, Slovenia, Cyprus and Malta have also adopted the Euro as their official currency. In these member states, the authority to direct monetary policy, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The conversion of the national currencies of the participating countries to the Euro could negatively impact the market rate of the exchange between such currencies (or the Euro) and the U.S. dollar. As of January 1, 2010, there were 27 member states in the EU.

     In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; effect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The sponsor is unable to predict what impact, if any, the Euro conversion will have on any of the issuers of securities contained in a trust.

     Preferred Stock Risks. If set forth in Part A of the prospectus, a trust, or issuers of securities held by a trust, may invest in preferred stock. If this is the case, an investment in units should be made with an understanding of the risks which an investment in preferred stocks entails, including the risk that the financial condition of the issuers of the securities or the general condition of the preferred stock market may worsen, and the value of the preferred stocks and therefore the value of the units may decline. Preferred stocks may be susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, market liquidity, and global or regional political, economic or banking crises. Preferred stocks are also vulnerable to congressional reductions in the dividends-received deduction which would adversely affect the after-tax return to the investors who can take advantage of the deduction. Such a reduction might adversely affect the value of preferred stocks in general. Holders of preferred stocks, as owners of the entity, have rights to receive payments from the issuers of those preferred stocks that are generally subordinate to those of creditors of, or holders of debt obligations or, in some cases, other senior preferred stocks of, such issuers. Preferred stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or senior preferred stocks will create prior claims for payment of principal and interest and senior dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its preferred stock or the rights of holders of preferred stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of preferred stocks is subject to market fluctuations for as long as the preferred stocks remain outstanding, and thus the value of the securities may be expected to fluctuate over the life of the trust to values higher or lower than those prevailing on the initial date of deposit.

     Trust Preferred Securities Risks. If set forth in Part A of the prospectus, a trust, or issuers of securities held by a trust, may invest in trust preferred securities. Holders of trust preferred securities incur risks in addition to or slightly different than the typical risks of holding preferred stocks. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain circumstances at any time. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions on the trust preferred securities are generally treated as interest rather than dividends for federal income tax purposes. Unlike most preferred stocks, distributions received from trust preferred securities are generally not eligible for the dividends-received deduction. Certain of the risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

     Convertible Securities Risks. If set forth in Part A of the prospectus, a trust, or issuers of securities held by a trust, may invest in convertible securities.

     Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment, convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deduction in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss.

     Senior Loan Risks. If set forth in Part A of the prospectus, a trust, or issuers of securities held by a trust, may invest in senior loans.

     Senior loans in which a Closed-End Fund may invest:

     o    generally are of below investment-grade credit quality;

     o    may be unrated at the time of investment;

     o generally are not registered with the SEC or any state securities commission; and

     o    generally are not listed on any securities exchange.

     The amount of public information available on senior loans generally will be less extensive than that available for other types of assets.

     No reliable, active trading market currently exists for many senior loans, although a secondary market for certain senior loans has developed over the past several years. Senior loans are thus relatively illiquid. Liquidity relates to the ability of a Closed-End Fund to sell an investment in a timely manner at a price approximately equal to its value on the Closed-End Fund's books. The illiquidity of senior loans may impair a Closed-End Fund's ability to realized the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true value of the securities. However, many senior loans are of a large principal amount and are held by a large number of financial institutions. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the trusts' net asset value.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Closed-End Funds may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in depressed prices. If a Closed-End Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price a Closed-End Fund could get for the senior loan may be adversely affected.

     Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of senior loans. Any lender, which could include a Closed-End Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

     Small-Capitalization and Mid-Capitalization Stocks Risk. If set forth in Part A of the prospectus, a trust may invest in small-capitalization or mid-capitalization stocks. Investing in small-capitalization stocks or mid-capitalization stocks may involve greater risk than investing in large-capitalization stocks, since they can be subject to more abrupt or erratic price movements. Many small market capitalization companies ("Small-Cap Companies") or middle market capitalization companies ("Mid-Cap Companies") will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. The price volatility of Small-Cap Companies and Mid-Cap Companies is relatively higher than larger, older and more mature companies. The greater price volatility of Small-Cap Companies and Mid-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies or Mid-Cap Companies will not have been in existence long enough to experience economic cycles or to demonstrate whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect industries or markets or the economy generally.

Administration of the Trust

     Distributions to Unitholders. Income received by a trust is credited by the trustee to the Income Account of the trust. Other receipts are credited to the Capital Account of a trust. Income received by a trust will be distributed on or shortly after the distribution dates each year shown in the prospectus on a pro rata basis to unitholders of record as of the preceding record date shown in the prospectus. However, if set forth in Part A of the prospectus that the trust will prorate distributions on an annual basis ("Income Averaging"), then income received by the trust will be distributed on a prorated basis of one-twelfth of the estimated annual income to the trust for the ensuing 12 months. All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, excess amounts from the Capital Account of a trust, if any, will be distributed at least annually to the unitholders then of record. Proceeds received from the disposition of any of the securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 units. The trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds). The trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

     The distribution to the unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the unitholders' pro rata share of the dividend distributions then held in the Income Account after deducting estimated expenses. Because dividends are not received by a trust at a constant rate throughout the year, such distributions to unitholders are expected to fluctuate. However, if the trust uses Income Averaging, the trust prorates the income distribution on an annual basis and annual income distributions are expected to vary from year to year. If the amount on deposit in the Income Account is insufficient for payment of the amount of income to be distributed on a monthly basis, the trustee shall advance out of its own funds and cause to be deposited in and credited to such Income Account such amount as may be required to permit payment of the monthly income distribution. The trustee shall be entitled to be reimbursed by the trust, without interest, out of income received by the trust subsequent to the date of such advance and subject to the condition that any such reimbursement shall be made only if it will not reduce the funds in or available for the Income Account to an amount less than required for the next ensuing distribution. Persons who purchase units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of units, and thereby a unitholder of record, on the date of settlement provided payment has been received. Notification to the trustee of the transfer of units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

     The trustee will periodically deduct from the Income Account of a trust and, to the extent funds are not sufficient therein, from the Capital Account of a trust amounts necessary to pay the expenses of a trust. The trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a trust. Amounts so withdrawn shall not be considered a part of a trust's assets until such time as the trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the trustee may withdraw from the Income and Capital Accounts of a trust such amounts as may be necessary to cover redemptions of units.

     Distribution Reinvestment. Unitholders may elect to have distributions of capital (including capital gains) or dividends, if any, or both automatically invested into additional units of their trust without a sales fee.

     Your trust will pay any deferred sales fee per unit regardless of any sales fee discounts. However, if you elect to have distributions on your units reinvested into additional units of your trust, you will be credited the amount of any remaining deferred sales charge on such additional units at the time of reinvestment.

     Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the record date applicable to any distribution in order to be in effect for such record date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent.

     The Program Agent is The Bank of New York Mellon. All inquiries concerning participating in distribution reinvestment should be directed to The Bank of New York Mellon at its Unit Investment Trust Division office.

     Statements to Unitholders. With each distribution, the trustee will furnish to each registered holder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust will not be audited annually unless the sponsor determines that such an audit would be in the best interest of the unitholders of the trust. If an audit is conducted, it will be done at the related trust's expense, by independent public accountants designated by the sponsor. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, generally setting forth for the trust:

     (A)  As to the Income Account:

          (1)  Income received;

          (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

          (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

     (B)  As to the Capital Account:

          (1) The dates of disposition of any securities and the net proceeds received therefrom;

          (2) Deductions for payment of applicable taxes and fees and expenses of the trust; and

          (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

     (C)  The following information:

          (1) A list of the securities as of the last business day of such calendar year;

          (2) The number of units outstanding on the last business day of such calendar year;

          (3) The redemption price based on the last evaluation made during such calendar year; and

          (4) The amount actually distributed during such calendar year from the Income and Capital Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.


     Rights of Unitholders. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     Amendment and Termination. The trust agreement may be amended by the trustee and the sponsor without the consent of any of the unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and

Exchange Commission or any successor governmental agency; (3) to make such provisions as shall not materially adversely affect the interests of the unitholders; or (4) to make such other amendments as may be necessary for a trust to qualify as a regulated investment company, in the case of a trust which has elected to qualify as such. The trust agreement with respect to any trust may also be amended in any respect by the sponsor and the trustee, or any of the provisions thereof may be waived, with the consent of the holders of units representing 66 2/3% of the units then outstanding of the trust, provided that no such amendment or waiver will reduce the interest of any unitholder thereof without the consent of such unitholder or reduce the percentage of units required to consent to any such amendment or waiver without the consent of all unitholders of the trust. In no event shall the trust agreement be amended to increase the number of units of a trust issuable thereunder, to permit the acquisition of any securities in addition to or in substitution for those initially deposited in the trust or to adversely affect the characterization of a trust as a regulated investment company for federal income tax purposes, except in accordance with the provisions of the trust agreement. The trustee shall promptly notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date set forth in Part A of the prospectus. If the value of a trust shall be less than the applicable minimum value stated in the prospectus, the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then outstanding. In addition, the sponsor may terminate a trust if it is based on a security index and the index is no longer maintained.

     Beginning nine business days prior to, but no later than, the mandatory termination date described in the prospectus, the trustee may begin to sell all of the remaining underlying securities on behalf of unitholders in connection with the termination of the trust. The sponsor may assist the trustee in these sales and receive compensation to the extent permitted by applicable law. The sale proceeds will be net of any incidental expenses involved in the sales.

     The trustee will attempt to sell the securities as quickly as it can during the termination proceedings without, in its judgment, materially adversely affecting the market price of the securities, but it is expected that all of the securities will in any event be disposed of within a reasonable time after a trust's termination. The sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the securities being sold. The liquidity of any security depends on the daily trading volume of the security and the amount that the sponsor has available for sale on any particular day. Of course, no assurances can be given that the market value of the securities will not be adversely affected during the termination proceedings.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof their pro rata share of the balances remaining in the Income and Capital Accounts of the trust.

     The sponsor currently intends, but is not obligated, to offer for sale units of a subsequent series of certain trusts at approximately one year after the inception date of such trusts. If the sponsor does offer such units for sale, unitholders may be given the opportunity to purchase such units at a public offering price which includes a reduced sales fee. There is, however, no assurance that units of any new series of a trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all unitholders.

     The Trustee. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its Unit Investment Trust Division offices at 2 Hanson Place, 12th Fl., Brooklyn, New York 11217, telephone 1-800-701-8178. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor. The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The sponsor may at any time remove the trustee, with or without cause, and appoint a successor trustee as provided in the trust agreement. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     The Sponsor. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. was created as Ranson & Associates, Inc., in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York Mellon, the trustee. In November 2001, the sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance, has underwritten closed-end funds and has sold bonds, mutual funds, closed-end funds, exchange-traded funds, structured products and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the Financial Industry Regulatory Authority (FINRA), is the sponsor to each of the above-named unit investment trusts. The sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     On October 14, 2009, Claymore Group Inc., the parent of the sponsor, became a wholly-owned subsidiary of Claymore Holdings, LLC, which is a wholly-owned, indirect subsidiary of Guggenheim Partners, LLC.

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     The Supervisor and the Evaluator. Claymore Securities, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the trustee in which event the trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be mailed by the trustee to each unitholder. As evaluator, Claymore Securities, Inc. utilizes the trustee to perform certain evaluation services.

     Limitations on Liability. The sponsor is liable for the performance of its obligations arising from its responsibilities under the trust agreement, but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

Expenses of the Trust

     The sponsor does not charge a trust an annual advisory fee. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust. The sponsor and/or its affiliates do, also, receive an annual fee as set forth in Part A of the prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the trust (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the sponsor may purchase research from a variety of sources, which may include dealers of the trusts. If so provided in Part A of the prospectus, the sponsor may also receive an annual fee for providing bookkeeping and administrative services for a trust (the "Bookkeeping and Administrative Fee"). Such services may include, but are not limited to, the preparation of various materials for unitholders and providing account information to the unitholders. If so provided in Part A of the prospectus, the evaluator may also receive an annual fee for performing evaluation services for the trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the prospectus, a trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks, trade names and intellectual property rights and/or for the use of databases and research. The trust will bear all operating expenses. Estimated annual trust operating expenses are as set forth in Part A of the prospectus; if actual expenses are higher than the estimate, the excess will be borne by the trust. The estimated expenses include listing fees but do not include the brokerage commissions and other transactional fees payable by the trust in purchasing and selling securities.

     The trustee receives for its services that fee set forth in Part A of the prospectus. The trustee's fee, which is paid monthly, is based on the largest number of units of a trust outstanding at any time during the primary offering period. After the primary offering period, the fee shall accrue daily and be based on the number of units outstanding on the first business day of each calendar year in which the fee is calculated or the number of units outstanding at the end of the primary offering period, as appropriate. The Sponsor's Supervisory Fee, the Bookkeeping and Administrative Fee and the Evaluator's Fee are paid monthly and are based on the largest number of units of a trust outstanding at any time during the primary offering period. After the primary offering period, these fees shall accrue daily and be based on the number of units outstanding on the first business day of each calendar year in which a fee is calculated or the number of units outstanding at the end of the primary offering period, as appropriate. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds. In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent" since the establishment of the trust. In addition, with respect to any fees payable to the sponsor or an affiliate of the sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Claymore is the sponsor in any calendar year exceed the actual cost to the sponsor or its affiliates of supplying such services, in the aggregate, in such year. In addition, the trustee may reimburse the sponsor out of its own assets for services performed by employees of the sponsor in connection with the operation of your trust.

     The trust will also pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" as a fixed dollar amount at the close of the initial offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

     The following additional charges are or may be incurred by the trust: (a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful malfeasance or its reckless disregard for its obligations under the trust agreement; (g) any offering costs incurred after the end of the initial offering period; and (h) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. Since the securities are all stocks, and the income stream produced by dividend payments, if any, is unpredictable, the sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. It is expected that the income stream produced by dividend payments may be insufficient to meet the expenses of a trust and, accordingly, it is expected that securities will be sold to pay all of the fees and expenses of the trust.

     The trust shall also bear the expenses associated with updating the trust's registration statement and maintaining registration or qualification of the units and/or a trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor.

Portfolio Transactions and Brokerage Allocation

     When a trust sells securities, the composition and diversity of the securities in the trust may be altered. In order to obtain the best price for a trust, it may be necessary for the supervisor to specify minimum amounts

(such as 100 shares) in which blocks of securities are to be sold. In effecting purchases and sales of a trust's portfolio securities, the sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the trust, the sponsor or dealers participating in the offering of units.

Purchase, Redemption and Pricing of Units

     Public Offering Price. Units of a trust are offered at the public offering price (which is based on the aggregate underlying value of the securities in the trust and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the trust). The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee"). The maximum sales fee is set forth in Part A of the prospectus. The deferred sales fee and the C&D Fee will be collected as described in this prospectus. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee, the remaining deferred sales fee payments and the C&D Fee. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of securities to pay for all or a portion of the costs incurred in establishing a trust ("organization costs"). These organization costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees, fees paid to a portfolio consultant for assisting the sponsor in selecting the trust's portfolio, and the initial fees and expenses of the trustee. These costs will be deducted from a trust as of the end of the initial offering period or after six months, at the discretion of the sponsor. As indicated above, the initial public offering price of the units was established by dividing the aggregate underlying value of the securities by the number of units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the securities in the trust prepared by the evaluator. After the opening of business on this date, the evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders properly received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The value of the securities is determined on each business day by the evaluator based on the closing sale prices on a national securities exchange or the Nasdaq National Market System or by taking into account the same factors referred to under "Computation of Redemption Price."

     Public Distribution of Units. During the initial offering period, units of a trust will be distributed to the public at the public offering price thereof. Upon the completion of the initial offering, units which remain unsold or which may be acquired in the secondary market may be offered at the public offering price determined in the manner provided above.

     The sponsor intends to qualify units of a trust for sale in a number of states. Units will be sold through dealers who are members of FINRA and through others. Broker-dealers and others will be allowed a concession or agency commission in connection with the distribution of units during the initial offering period as set forth in the prospectus.

     Certain commercial banks may be making units of a trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions. The sponsor reserves the right to change the concessions or agency commissions set forth in the prospectus from time to time. In addition to such concessions or agency commissions, the sponsor may, from time to time, pay or allow additional concessions or agency commissions, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of units of unit investment trusts underwritten by the sponsor. At various times the sponsor may implement programs under which the sales force of a broker or dealer may be eligible to win nominal awards for certain sales efforts, or under which the sponsor will reallow to any such broker or dealer that sponsors sales contests or recognition programs conforming to criteria established by the sponsor, or participates in sales programs sponsored by the sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the sponsor in its discretion may from time to time pursuant to objective criteria established by the sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of units of a trust. Such payments are made by the sponsor out of its own assets, and not out of the assets of any trust. These programs will not change the price unitholders pay for their units or the amount that a trust will receive from the units sold. The difference between the discount and the sales charge will be retained by the sponsor.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     Sponsor Profits. The sponsor will receive gross sales fees equal to the percentage of the public offering price of the units of a trust described in the prospectus. In addition, the sponsor may realize a profit (or sustain a loss) as of the date a trust is created resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to the trust. Thereafter, on subsequent deposits the sponsor may realize profits or sustain losses from such deposits. The sponsor may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily market value of the securities in the trust.

     Market for Units. After the initial offering period, the sponsor may maintain a market for units of a trust offered hereby and continuously offer to purchase said units at prices, determined by the evaluator, based on the value of the underlying securities. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     Redemption. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its Unit Investment Trust Division office in the city of New York. Unitholders must sign the request, and such transfer instrument, exactly as their names appear on the records of the trustee. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee.

     Redemption shall be made by the trustee no later than the third business day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for a trust.

     Unitholders tendering units for redemption may request an in-kind distribution (a "Distribution In Kind") from the trustee in lieu of cash redemption. A unitholder may request a Distribution In Kind of an amount and value of securities per unit equal to the redemption price per unit as determined as of the evaluation time next following the tender, provided that the tendering unitholder is (1) entitled to receive at least $25,000 of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the units being tendered and (2) the unitholder has elected to redeem at least thirty business days prior to the termination of the trust. If the unitholder meets these requirements, a Distribution In Kind will be made by the trustee through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The tendering unitholder shall be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the tendering unitholder is entitled. The trustee shall make any adjustments necessary to reflect differences between the redemption price of the units and the value of the securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering unitholder, the trustee may sell securities. The in-kind redemption option may be terminated by the sponsor at any time. The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold or redeemed in kind, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     Unitholders of a trust that holds closed-end funds or other investment company securities who request a Distribution In Kind will be subject to any 12b-1 Fees or other service or distribution fees applicable to the underlying securities.

     The right of redemption may be suspended and payment postponed for more than three business days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     Computation of Redemption Price. The redemption price per unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the securities in a trust. The redemption price per unit is the pro rata share of each unit in a trust determined generally on the basis of (i) the cash on hand in the trust or moneys in the process of being collected and (ii) the value of the securities in the trust less (a) amounts representing taxes or other governmental charges payable out of the trust, (b) any amount owing to the trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. The evaluator may determine the value of the securities in the trust in the following manner: if the securities are listed on a national or foreign securities exchange or the Nasdaq National Market System, such evaluation shall generally be based on the last available sale price on or immediately prior to the Evaluation Time on the exchange or Nasdaq National Market System which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the securities are listed thereon (unless the evaluator deems such price inappropriate as a basis for evaluation) or, if there is no such available sale price on such exchange, at the last available bid prices (offer prices for primary market purchases) of the securities. Securities not listed on the New York Stock Exchange but principally traded on the Nasdaq National Market System will be valued at the Nasdaq National Market System's official closing price. If the securities are not so listed or, if so listed, the principal market therefor is other than on such exchange or there is no such available sale price on such exchange, such evaluation shall generally be based on the following methods or any combination thereof whichever the evaluator deems appropriate: (i) on the basis of the current bid price (offer prices for primary market purchases) for comparable securities (unless the evaluator deems such price inappropriate as a basis for evaluation), (ii) by determining the valuation of the securities on the bid side (offer side for primary market purchases) of the market by appraisal or
(iii) by any combination of the above. Notwithstanding the foregoing, the evaluator or its designee, will generally value foreign securities primarily traded on foreign exchanges at their fair value which may be other than their market price. If the trust holds securities denominated in a currency other than U.S. dollars, the evaluation of such security is based upon U.S. dollars based on current bid side (offer side for primary market purchases) exchange rates (unless the evaluator deems such prices inappropriate as a basis for valuation).

     Retirement Plans. A trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts to $250. Fees and charges with respect to such plans may vary.

     Ownership of Units. Ownership of units will not be evidenced by certificates. All evidence of ownership of units will be recorded in book entry form at Depository Trust Company ("DTC") through an investor's brokers' account. Units held through DTC will be registered in the nominee name of Cede & Co. Individual purchases of beneficial ownership interest in the trust will be made in book entry form through DTC. Ownership and transfer of units will be evidenced and accomplished by book entries made by DTC and its participants. DTC will record ownership and transfer of the units among DTC participants and forward all notices and credit all payments received in respect of the units held by the DTC participants. Beneficial owners of units will receive written confirmation of their purchases and sale from the broker dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the unitholder. Record holders must sign such written request exactly as their names appear on the records of the trust. The signatures must be guaranteed by a participant in the STAMP or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be acceptable by the trustee.

     Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places.

Taxes

     This section summarizes some of the main U.S. federal income tax consequences of owning units of a trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice and opinion of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in your trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Assets of the Trusts. The trusts are expected to hold one or more of the following: (i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes, and (ii) equity interests (the "REIT Shares") in real estate investment trusts ("REITs") that constitute interests in entities treated as real estate investment trusts for federal income tax purposes.

     It is possible that a trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the trusts constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

     Trust Status. If your trust is at all times operated in accordance with the documents establishing the trust and certain requirements of federal income tax law are met, the trust will not be taxed as a corporation for federal income tax purposes. As a unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or trust expenses.

     Your Tax Basis and Income or Loss Upon Disposition. If your trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your units or redeem your units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, as discussed below).

     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

     Dividends from Stocks. Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

     Dividends from REIT Shares. Some dividends on the REIT Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. If you hold a unit for six months or less or if your trust holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions of income or capital gains declared on the REIT Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT during the following January. Other dividends on the REIT Shares will generally be taxable to you as ordinary income, although in limited circumstances, some of the ordinary income dividends from a REIT may also qualify to be taxed at the same rates that apply to net capital gains (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of ordinary income dividends from real estate investment trusts generally apply to taxable years beginning before January 1, 2011.

     Dividends Received Deduction. Generally, a domestic corporation owning units in a trust may be eligible for the dividends received deduction with respect to such unit owner's pro rata portion of certain types of dividends received by the trust. However, a corporation that owns units generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations or from REITs.

     In-Kind Distributions. Under certain circumstances as described in this prospectus, you may request an in-kind distribution of Trust Assets when you redeem your units at any time prior to 30 business days before your trust's termination. However, this ability to request an in-kind distribution will terminate at any time that the number of outstanding units has been reduced to 10% or less of the highest number of units issued by the trust. By electing to receive an in-kind distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

     Exchanges. If you elect to have your proceeds from your trust rolled over into a future series of the trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your units of your trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

     Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your trust's income, even if some of that income is used to pay trust expenses. You may deduct your pro rata share of each expense paid by your trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     Foreign Investors, Taxes and Investments. Distributions by your trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your trust or on any gain from the sale or redemption of your units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Some distributions by your trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

     If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through your trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to your trust or to you.

     A foreign corporation will generally be treated as a passive foreign investment company (a "PFIC") if 75% or more of its income is passive income or if 50% or more of its assets are held to produce passive income. If your trust purchases shares in a PFIC, you may be subject to U.S. federal income tax on a portion of certain distributions or on gains from the disposition of such shares at rates that were applicable in prior years and any gain may be recharacterized as ordinary income that is not eligible for the lower net capital gains tax rate. Additional charges in the nature of interest may also be imposed on you. Certain elections may be available with respect to PFICs that would limit these consequences. However, these elections would require you to include certain income of the PFIC in your taxable income even if not distributed to your trust or to you, or require you to annually recognize as ordinary income any increase in the value of the shares of the PFIC, thus requiring you to recognize income for federal income tax purposes in excess of your actual distributions from PFICs and proceeds from dispositions of PFIC stock during a particular year. Dividends paid by PFICs will not be eligible to be taxed at the net capital gains tax rate.

     New York Tax Status. Based on the advice of Dorsey & Whitney LLP, special counsel to your trust for New York tax matters, under the existing income tax laws of the State and City of New York, your trust will not be taxed as a corporation, and the income of your trust will be treated as the income of the unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your units.

Experts

     Legal Matters. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, acts as counsel for the trusts and has passed upon the legality of the units.

     Independent Registered Public Accounting Firm. The statements of financial condition, including the Trust Portfolios, appearing herein, have been audited by Grant Thornton LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

Description of Ratings

Standard & Poor's Issue Credit Ratings

     A Standard & Poor's issue credit rating is a forward-looking opinion about the credit worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Long-term issue credit ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations).

     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC   An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C A "C" rating is assigned to obligations that are CURRENTLY HIGHLY VULNERABLE to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Ratings

Long-term obligation ratings

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B Obligations rated B are considered speculative and are subject to high credit risk.

     Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     NR Not Rated. The symbol NR is assigned to unrated obligations, issuers and/or programs.

     WR Withdrawn. When Moody's no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                   CLAYMORE INDEX PORTFOLIO PROSPECTUS-PART B

                                  MAY 3, 2010

Where to Learn More
You can contact us for free information about this and other investments.

Visit us on the Internet
http://www.claymore.com

By e-mail
invest@claymore.com

Call Claymore
(800) 345-7999
Pricing Line (888) 248-4954

Call the Bank of New York Mellon
(800) 701-8178 (investors)
(800) 647-3383 (brokers)

Additional Information
This prospectus does not contain all information filed with the Securities and Exchange Commission.
To obtain a copy of this information (a duplication fee may be required):


E mail: publicinfo@sec.gov
Write:  Public Reference Room
        Washington, D.C. 20549-0102
Visit:  http://www.sec.gov (EDGAR Database)
Call:   1-202-942-8090 (only for information on the operation of the Public
           Reference Room)

     When units of the trusts are no longer available, we may use this prospectus as a preliminary prospectus for future trusts. In this case you should note that:

     The information in this prospectus is not complete with respect to future trusts and may be changed. No one may sell units of a future trust until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.

Contents                              Investment Summary
------------------------------------------------------------------------------
                  2    Overview

S&P Foundation Strategy, Series 7
------------------------------------------------------------------------------
A concise         2    Investment Objective
description       2    Principal Investment Strategy
of essential      2    Security Selection
information       8    Future Trusts
about the         9    Essential Information
portfolio         9    Portfolio Diversification
                  9    Principal Risks
                 11    Who Should Invest
                 11    Fees and Expenses
                 12    Example
                 13    Trust Portfolio

Zacks SMID Select Portfolio, Series 19
------------------------------------------------------------------------------
A concise        20    Investment Objective
description      20    Principal Investment Strategy
of essential     20    Security Selection
information      21    Future Trusts
about the        22    Essential Information
portfolio        22    Portfolio Diversification
                 22    Principal Risks
                 24    Who Should Invest
                 24    Fees and Expenses
                 25    Example
                 26    Trust Portfolio

                              Understanding Your Investments
------------------------------------------------------------------------------
Detailed         28    How to Buy Units
information      32    How to Sell Your Units
to help you      33    Distributions
understand       34    Investment Risks
your             37    How the Trust Works
investment       38    General Information
                 40    Expenses
                 42    Report of Independent Registered Public
                        Accounting Firm
                 43    Statements of Financial Condition

For the Table of Contents of Part B, See Part B of the prospectus.

Where to Learn More
------------------------------------------------------------------------------
You can contact us for  Visit us on the Internet
free information about  http://www.claymore.com
these investments.      By e-mail
                        invest@claymore.com
                        Call Claymore (800) 345-7999
                        Pricing Line (888) 248-4954
                        Call The Bank of New York Mellon
                        (800) 701-8178 (investors) / (800) 647-3383 (brokers)

Additional Information
------------------------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

  E-mail:     publicinfo@sec.gov
  Write:      Public Reference Room, Washington, D.C. 20549-0102
  Visit:      http://www.sec.gov (EDGAR Database)
  Call:       1-202-942-8090 (only for information on
              the operation of the Public Reference Room)

Refer to:
Claymore Securities Defined Portfolios, Series 682
        Securities Act file number: 333-165762
        Investment Company Act file number: 811-03763

When units of the trusts are no longer available, we may use this prospectus as a preliminary prospectus for future trusts. In this case you should note that:

The information in this prospectus is not complete with respect to future trusts and may be changed. No one may sell units of a future trust until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.

CLAYMORE LOGO

PROSPECTUS

S&P Foundation Strategy, Series 7

Zacks SMID Select Portfolio, Series 19

Claymore Securities
Defined Portfolios
Series 682

DATED MAY 3, 2010